                    POPULAR ABS MORTGAGE PASS-THROUGH TRUST,
                                  SERIES 2005-3

                                   TERM SHEET


                                  June 6, 2005

                               [GRAPHIC OMITTED]

                              POPULAR ABS, INC. SM

                                  $121,930,000
                   (Approximate, Subject to +/- 10% Variance)


                                POPULAR ABS, INC.
                                    Depositor


                                EQUITY ONE, INC.
                                    Servicer


                FRIEDMAN BILLINGS RAMSEY   RBS GREENWICH CAPITAL
                              Co-Lead Underwriters


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.


Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.


Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.


Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.


Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.


If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                               [GRAPHIC OMITTED]

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                    Popular ABS Mortgage Pass-Through Trust,
                                 Series 2005-3

            Principal      WAL (Years)    Payment Window      Expected Rating      Interest         Principal
Class(1)    Balance ($)     Call/Mat (5) (Mths) Call/Mat(5)    (S&P/Moody's)       Type(4)             Type
--------   ------------   ---------------------------------   ---------------     -----------    -----------------
AF-1       157,240,000        Not Marketed Hereby                 AAA/Aaa         Floating(2)    Senior Sequential
AF-2        24,290,000        Not Marketed Hereby                 AAA/Aaa          Fixed(3)      Senior Sequential
AF-3        51,560,000        Not Marketed Hereby                 AAA/Aaa          Fixed(3)      Senior Sequential
AF-4        26,090,000        Not Marketed Hereby                 AAA/Aaa          Fixed(3)      Senior Sequential
AF-5         7,360,000        Not Marketed Hereby                 AAA/Aaa          Fixed(3)      Senior Sequential
AF-6        29,620,000        Not Marketed Hereby                 AAA/Aaa          Fixed(3)         Senior NAS
AV-1A       97,540,000    3.29 / 3.84   1 - 106 / 1 - 235         AAA/Aaa         Floating(2)         Senior
AV-1B       24,390,000    3.29 / 3.84   1 - 106 / 1 - 235         AAA/Aaa         Floating(2)       Senior Mezz
AV-2       100,000,000        Not Marketed Hereby                 AAA/Aaa         Floating(2)         Senior
M-1         45,620,000        Not Marketed Hereby                  AA/Aa2           Fixed(3)        Subordinate
M-2         35,520,000        Not Marketed Hereby                  A/A2             Fixed(3)        Subordinate
M-3         10,430,000        Not Marketed Hereby                  A-/A3            Fixed(3)        Subordinate
M-4          9,120,000        Not Marketed Hereby                BBB+/Baa1          Fixed(3)        Subordinate
M-5          7,820,000        Not Marketed Hereby                BBB/Baa2           Fixed(3)        Subordinate
M-6          7,170,000        Not Marketed Hereby                BBB-/Baa3          Fixed(3)        Subordinate
B-1          4,890,000        Not Publicly Offered                BB+/NR           Floating         Subordinate
B-2          6,520,000        Not Publicly Offered                BB/NR            Floating         Subordinate
B-3          6,503,000        Not Publicly Offered                BB-/NR           Floating         Subordinate
   TOTAL:  651,683,000

(1) The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class AV-1A and Class AV-1B Certificates are backed primarily by the cash flow from the Group II-A Mortgage Loans (as defined herein). The Class AV-2 Certificates are backed primarily by the cash flow from the Group II-B Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans. The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.

(2) The Class AF-1, Class AV-1A, Class AV-1B and Class AV-2 Certificates are priced to call. The margin on the Class AV-1A, AV-1B and Class AV-2 Certificates will be multiplied by 2 on any Distribution Date after the Optional Termination may be first exercised.

(3) The Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates are priced to call. The fixed rate coupon on the Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates will increase by 0.50% on any Distribution Date after the Optional Termination may be first exercised.

(4)  See "Net WAC Cap" herein.

(5)  See "Pricing Prepayment Speed" herein.

CONTACT INFORMATION:
--------------------
             FBR                               FBR                                   FBR
          ABS BANKING                 ABS TRADING/SYNDICATE                    ABS STRUCTURING
   Mike Ciuffo (703) 312-1889       Salmaan Siddiqui (703) 469-1225      Anna Zuckerman (703) 469-1283
   Dane Smith (703) 312-1896                                                 Tol Ho (703) 312-1737
 Mike Clippinger (703) 469-1219

      STANDARD & POOR'S                      MOODY'S
 Victor Bhagat (212) 438-1130       Danise Chui (212) 553-1022

Depositor:                 Popular ABS, Inc.

Servicer:                  Equity One, Inc. ("EQUITY ONE"), an indirect
                           subsidiary of Popular, Inc.

               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

Co Lead Underwriters:      Friedman, Billings, Ramsey & Co., Inc. ("FBR") and
                           Greenwich Capital Markets, Inc. ("RBS GREENWICH
                           CAPITAL").

Trustee/Custodian:         JPMorgan Chase Bank, N.A.

Offered Certificates:      The Class AF-1, Class AF-2, Class AF-3, Class AF-4,
                           Class AF-5 and Class AF-6 Certificates (the "CLASS AF
                           CERTIFICATES") and the Class AV-1A, Class AV-1B (the
                           "CLASS AV-1 CERTIFICATES") and Class AV-2
                           Certificates (together with the Class AV-1
                           Certificates, the "CLASS AV CERTIFICATES") are collectively referred to herein as the "SENIOR
                           CERTIFICATES" or "CLASS A CERTIFICATES". The Class
                           M-1, Class M-2, Class M-3, Class M-4, Class M-5 and
                           Class M-6 Certificates are collectively referred to herein as the "OFFERED SUBORDINATE CERTIFICATES". The
                           Offered Subordinate Certificates and the Class B-1,
                           Class B-2 and Class B-3 Certificates are together referred to herein as the "SUBORDINATE CERTIFICATES".
                           The Senior Certificates and the Offered Subordinate
                           Certificates are collectively referred to herein as the "OFFERED CERTIFICATES." The Class B-1, Class B-2 and Class B-3 Certificates will not be offered publicly.

Federal Tax Status:        It is anticipated that the Offered Certificates
                           generally will represent, in part, ownership of REMIC regular interests for tax purposes.

Registration:              The Offered Certificates will be available in
                           book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear
                           System.

Cut-off Date:              June 1, 2005.

Expected Pricing Date:     On or about June [8], 2005.

Expected Closing Date:     On or about June 21, 2005.

Expected Settlement        On or about June 21, 2005.
Date


Distribution Date:         The 25th day of each month (or if not a business day,
                           the next succeeding business day) commencing in July
                           2005.


Accrued Interest:          The price to be paid by investors for the Class AF-1,
                           Class AV-1A, Class AV-1B, Class AV-2, Class B-1,
                           Class B-2 and Class B-3 Certificates will not include accrued interest (settling flat). The Class AF-2,
                           Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class
                           M-1, Class M-2, Class M-3, Class M-4, Class M-5 and
                           Class M-6 Certificates will settle with accrued interest of 20 days.


Interest Accrual Period:   The interest accrual period for each Distribution
                           Date with respect to the Class AF-1, Class AV-1A,
                           Class AV-1B, Class AV-2, Class B-1, Class B-2 and
                           Class B-3 Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis). The interest accrual period for each Distribution Date with respect to the Class
                           AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6,
                           Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).


ERISA Eligibility:         The Offered Certificates are expected to be ERISA
                           eligible, so long as certain conditions are met as described further in the prospectus supplement.


SMMEA Eligibility:         The Offered Certificates are not expected to
                           constitute "mortgage related securities" for purposes of SMMEA.


Servicing Fee:             With respect to each Distribution Date, the Servicer
                           will be entitled to 1/12 of 0.50% of the aggregate principal balance of the Mortgage Loans.


               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                        3

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

Trustee Fee:               With respect to each Distribution Date, the Trustee
                           will be entitled to 1/12 of 0.02% of the aggregate principal balance of the Mortgage Loans.


Optional Termination:      The terms of the transaction allow for a clean-up
                           call of the Mortgage Loans and the retirement of the Offered Certificates (the "CLEAN-UP CALL"), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.


Pricing Prepayment         The Offered Certificates will be priced based on the
Speed:                     following collateral prepayment assumptions:
                           FRM Loans: 100% PPC (100% PPC: 2.00% - 20.00% CPR
                           over 10 months, 20% thereafter)
                           ARM Loans: 100% PPC (100% PPC: 28.00% CPR)


Mortgage Loans:            As of the Cut-off Date, the aggregate principal
                           balance of the Mortgage Loans was approximately
                           $651,683,229, of which: (i) approximately
                           $429,745,906 consisted of a pool of conforming and nonconforming balance fixed rate mortgage loans (the
                           "GROUP I MORTGAGE LOANS"), (ii) approximately
                           $121,937,283 consisted of a pool of conforming balance adjustable rate mortgage loans (the "GROUP
                           II-A MORTGAGE LOANS") and (iii) approximately
                           $100,000,040 consisted of a pool of conforming and nonconforming balance adjustable rate mortgage loans
                           (the "GROUP II-B MORTGAGE LOANS", together with the
                           Group II-A Mortgage Loans, the "GROUP II MORTGAGE
                           LOANS"). The Group I Mortgage Loans and the Group II
                           Mortgage Loans are collectively referred herein as the "MORTGAGE LOANS". See the attached collateral descriptions for additional information on the Mortgage Loans.


Pass-Through Rate:         The "PASS-THROUGH RATE" on each Class of Offered
                           Certificates, Class B-1 Certificates, Class B-2
                           Certificates and Class B-3 Certificates will be equal to the lesser of (i) the related Formula Rate and
                           (ii) the related Net WAC Cap.


Formula Rate:              The "FORMULA RATE" for the Class AF-1, Class AV-1A,
                           Class AV-1B, Class AV-2, Class B-1, Class B-2 and
                           Class B-3 Certificates will be equal to the lesser of
                           (i) One Month LIBOR plus the margin for such Class and (ii) 14.00%.


                           The "FORMULA RATE" for the Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates will be the applicable fixed rate set at pricing of each such Class.


Adjusted Net Mortgage      The "ADJUSTED NET MORTGAGE RATE" for each Mortgage
Rate:                      Loan is equal to the loan rate less the sum of (i)
                           the Servicing Fee rate and (ii) the Trustee Fee rate.


               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                        4

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

NetWACCap:                 The "NET WAC CAP" with respect to each Distribution
                           Date is a rate equal to:


                           a) with respect to the Class AF-1 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis (the "ADJUSTABLE CLASS AF CAP").


                           b) with respect to the Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on a 30/360 basis (the "FIXED CLASS AF CAP").


                           c) with respect to the Class AV-1A and Class AV-1B Certificates, the weighted average Adjusted Net Mortgage Rate of the Group II-A Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.


                           d) with respect to the Class AV-2 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group II-B Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.


                           e) with respect to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates, the lesser of (i) the Fixed Class AF Cap, or (ii) the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on a 30/360 basis.


                           f) with respect to the Class B-1, Class B-2 and Class B-3 Certificates, the lesser of (i) the Adjustable Class AF Cap, or (ii) the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.


Net WAC Cap Carryover      The "NET WAC CAP CARRYOVER AMOUNT" for each Class of
Amount:                    the Offered Certificates and the Class B-1,
                           Class B-2 or Class B-3 Certificates is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class based on the Formula Rate over (b) the amount of interest actually accrued on such Class based on the related Net WAC
                           Cap and (ii) the unpaid portion of any related Net
                           WAC Cap Carryover Amount from the prior Distribution
                           Date together with accrued interest thereon at the related Formula Rate. Any Net WAC Cap Carryover
                           Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Credit Enhancement:        Consists of the following:
                           1. Excess Cashflow
                           2. Overcollateralization Amount and
                           3. Subordination

Excess Cashflow:           The "EXCESS CASHFLOW" for any Distribution Date will
                           be equal to the available funds remaining after priorities 1) and 2) under "Priority of Distributions."

Overcollateralization      The "OVERCOLLATERALIZATION AMOUNT" (or "O/C") is
Amount:                    equal to the excess of (i) the aggregate principal
                           balance of the Mortgage Loans over (ii) the aggregate principal balance of the Offered
                           Certificates and Class B-1, Class B-2 and Class B-3
                           Certificates. On the Closing Date, the
                           Overcollateralization Amount will be equal to approximately zero. On each Distribution Date, Excess
                           Cashflow, if any, will be used to build O/C until the Targeted Overcollateralization Amount is reached.


               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                        5

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------
Targeted                   Prior to the Stepdown Date, the "Targeted
Overcollateralization      Overcollateralization Amount" is equal to the sum of
Amount:                    (a)  approximately [1.65]% of the aggregate principal
                           balance of the Mortgage Loans as of the Cut-off Date and (b) the Aggregate Class B Early Distribution
                           Amount.

                           On or after the Stepdown Date, the Targeted
                           Overcollateralization Amount is the lesser of (a) the amount described in the preceding paragraph and (b) the greater of (i) the excess of (x) approximately [8.80]% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date over
                           (y) the excess of (I) the aggregate principal balance of the Class B-1, Class B-2 and Class B-3 Certificates as of the Closing Date over (II) the aggregate of distributions made in respect of principal to the Class B-1, Class B-2 and Class B-3 Certificates on all prior Distribution Dates and (ii) approximately 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. However, if a Trigger Event has occurred on the related Distribution Date, the Targeted Overcollateralization Amount shall be equal to the Targeted Overcollateralization Amount for the previous Distribution Date (after taking into account any distributions of principal made with respect to the Class B-1, Class B-2 and Class B-3 Certificates on the prior Distribution Date pursuant to clauses
                           5), 6) and 7) of "Priority of Distributions").

Stepdown Date:             The earlier to occur of

                           1. the Distribution Date on which the aggregate principal balance of the Class A Certificates has been reduced to zero; and

                           2.  the later to occur of
                                 a. the Distribution Date occurring in July 2008 and
                                 b. the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to [44.30]%.

Aggregate Class B Early    As of any Distribution Date, the aggregate sum of all
Distribution Amount:       amounts paid to the Class B-1, Class B-2 and Class
                           B-3 Certificates on prior Distribution Dates from
                           Excess Cashflow pursuant to clauses 5), 6) and 7) of "Priority of Distributions".

Senior Enhancement         The "SENIOR ENHANCEMENT PERCENTAGE" for a
Percentage:                Distribution Date is equal to (a) the sum of the
                           aggregate principal balance of the Subordinate
                           Certificates and the Overcollateralization Amount, in each case before taking into account any payments of principal to the Certificates on that Distribution
                           Date divided by (b) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period.

Expected Credit Support     Initial Credit Support      Expected Credit Support
Percentages:                  On Closing Date          On or After Stepdown Date
                           ------------------------    -------------------------
                             CLASS         PERCENT       CLASS          PERCENT
                           Class A           20.50%    Class A            44.30%
                           Class M-1         13.50%    Class M-1          30.30%
                           Class M-2          8.05%    Class M-2          19.40%
                           Class M-3          6.45%    Class M-3          16.20%
                           Class M-4          5.05%    Class M-4          13.40%
                           Class M-5          3.85%    Class M-5          11.00%
                           Class M-6          2.75%    Class M-6           8.80%
                           Class B-1          2.00%    Class B-1           7.30%
                           Class B-2          1.00%    Class B-2           5.30%
                           Class B-3          0.00%    Class B-3           3.30%
                           ---------       --------    ---------        --------
               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

Trigger Event:             A "TRIGGER EVENT" is in effect on any Distribution
                           Date on or after the Stepdown Date, if either (i) the six month rolling average 60+ delinquency percentage equals or exceeds [36.00]% of the current Senior
                           Enhancement Percentage or (ii) cumulative realized losses as a percentage of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, for the related Distribution Date are greater than:

                           Distribution Date Occurring In                           Percentage
                           ------------------------------     --------------------------------------------------------
                           July 2007-June 2008                [1.25]% for the first month plus an additional 1/12th of
                                                              [1.50]% for each month thereafter
                           ------------------------------     --------------------------------------------------------
                           July 2008-June 2009                [2.75]% for the first month plus an additional 1/12th of
                                                              [1.50]% for each month thereafter
                           ------------------------------     --------------------------------------------------------
                           July 2009-June 2010                [4.25]% for the first month plus an additional 1/12th of
                                                              [1.50]% for each month thereafter
                           ------------------------------     --------------------------------------------------------
                           July 2010-June 2011                [5.75]% for the first month plus an additional 1/12th of
                                                              [0.75]% for each month thereafter
                           ------------------------------     --------------------------------------------------------
                           July 2011 and thereafter           [6.50]%
                           ------------------------------     --------------------------------------------------------

Group II-A Trigger         A "GROUP II-A TRIGGER EVENT" is in effect on any
Event:                     Distribution Date, if (x) cumulative realized losses
                           as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, for the related Distribution Date are greater than [2.75]% on any Distribution Date prior to the Stepdown Date or (y) a Trigger Event is in effect on any Distribution Date on or after the Stepdown Date.

Realized Losses:           If a Mortgage Loan becomes a liquidated loan, the net
                           liquidation proceeds relating thereto may be less than the principal balance of such Mortgage Loan. The amount of such difference is a "Realized Loss."
                           Realized Losses on the Mortgage Loans will, in effect, be absorbed first by the Excess Cashflow and second by the reduction of the Overcollateralization
                           Amount. Following the reduction of the
                           Overcollateralization Amount to zero, all allocable
                           Realized Losses will be applied in reverse sequential order, first to the Class B-3 Certificates, then to the Class B-2 Certificates, then to the Class B-1
                           Certificates, then to the Class M-6 Certificates, then to the Class M-5 Certificates, then to the Class
                           M-4 Certificates, then to the Class M-3 Certificates, then to the Class M-2 Certificates, then to the Class
                           M-1 Certificates and then, in the case of any remaining Realized Losses on the Group II-A Mortgage
                           Loans, to the Class AV-1B Certificates. Realized
                           Losses will not be allocated to any of the Class A
                           Certificates (except for the Class AV-1B Certificates to the limited extent described above).

Priority of Distributions: Available funds from the Mortgage Loans will be distributed as follows:


                           1) Interest funds, as follows: first, trustee fees, servicing fees, certain indemnities and other reimbursable amounts from the related loan group, second, monthly and unpaid interest to the Senior Certificates pro rata, generally from interest collected from the related loan group (and to the extent remaining unpaid, from excess interest from the other loan groups), third, monthly interest to the Class M-1 Certificates, fourth, monthly interest to the Class M-2 Certificates, fifth, monthly interest to the Class M-3 Certificates, sixth, monthly interest to the Class M-4 Certificates, seventh, monthly interest to the Class M-5 Certificates, eighth, monthly interest to the Class M-6 Certificates, ninth monthly interest to the Class B-1 Certificates, tenth monthly interest to the Class B-2 Certificates and eleventh monthly interest to the Class B-3 Certificates.


                           2) Principal funds, as follows: monthly principal to the Senior Certificates as described under "Principal Paydown", based on the principal collected from the related loan group (and to the extent remaining unpaid, from principal remaining from the other loan groups), as described under "Principal Paydown", then monthly principal to the Class M-1 Certificates as described under "Principal Paydown", then monthly principal to the Class M-2 Certificates as described under "Principal


               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                               Paydown", then monthly principal to the Class M-3 Certificates as described under "Principal Paydown", then monthly principal to the Class M-4 Certificates as described under "Principal Paydown", then monthly principal to the Class M-5 Certificates as described under "Principal Paydown", then monthly principal to the Class M-6 Certificates as described under "Principal Paydown", then monthly principal to the Class B-1 Certificates as described under "Principal Paydown", then monthly principal to the Class B-2 Certificates as described under "Principal Paydown", and lastly, monthly principal to the Class B-3 Certificates as described under "Principal Paydown."


                           3) Excess Cashflow as follows in the following order:

                               a) any remaining unpaid interest to the Senior Certificates pro rata.
                               b) as principal to the Offered Certificates, Class B-1, Class B-2 and Class B-3 Certificates to build or maintain O/C as described under "Principal Paydown".
                               c) any unpaid applied Realized Loss amount to the Class AV-1B Certificates.
                               d) any previously unpaid interest to the Class M-1 Certificates.
                               e) any unpaid applied Realized Loss amount to the Class M-1 Certificates.
                               f) any previously unpaid interest to the Class M-2 Certificates.
                               g) any unpaid applied Realized Loss amount to the Class M-2 Certificates.
                               h) any previously unpaid interest to the Class M-3 Certificates.
                               i) any unpaid applied Realized Loss amount to the Class M-3 Certificates.
                               j) any previously unpaid interest to the Class M-4 Certificates.
                               k) any unpaid applied Realized Loss amount to the Class M-4 Certificates.
                               l) any previously unpaid interest to the Class M-5 Certificates.
                               m) any unpaid applied Realized Loss amount to the Class M-5 Certificates.
                               n) any previously unpaid interest to the Class M-6 Certificates.
                               o) any unpaid applied Realized Loss amount to the Class M-6 Certificates.
                               p) any previously unpaid interest to the Class B-1 Certificates.
                               q) any unpaid applied Realized Loss amount to the Class B-1 Certificates.
                               r) any previously unpaid interest to the Class B-2 Certificates.
                               s) any unpaid applied Realized Loss amount to the Class B-2 Certificates.
                               t) any previously unpaid interest to the Class B-3 Certificates.
                               u) any unpaid applied Realized Loss amount to the Class B-3 Certificates.

                           4) Any remaining Excess Cashflow to pay any unpaid Net WAC Cap Carryover Amount payable to the Offered Certificates and the Class B-1, Class B-2 and Class B-3 Certificates, pro rata.

                           5) Any remaining Excess Cashflow to the Class B-3 as principal until its principal balance has been reduced to zero.

                           6) Any remaining Excess Cashflow to the Class B-2 as principal until its principal balance has been reduced to zero.


                           7) Any remaining Excess Cashflow to the Class B-1 as principal until its principal balance has been reduced to zero.

                           8) Any remaining Excess Cashflow to the non-offered certificates (other than the Class B-1 Class B-2 and Class B-3 Certificates) as described in the pooling agreement.

               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------
Principal Paydown:         1)  Prior to the Stepdown Date or if a Trigger Event
                               is in effect, principal will be paid to the Senior Certificates generally pro rata based on the principal collected from the related loan group (and to the extent remaining unpaid, from excess principal from the other loan groups).
                               After the Senior Certificates have been retired, principal will be applied sequentially in the following order of priority: i) the Class M-1
                               Certificates, ii) the Class M-2 Certificates,
                               iii) the Class M-3 Certificates, iv) the Class
                               M-4 Certificates, v) the Class M-5 Certificates,
                               vi) the Class M-6 Certificates, vii) the Class
                               B-1 Certificates, viii) the Class B-2
                               Certificates, and then ix) the Class B-3
                               Certificates.

                           2) On or after the Stepdown Date and if a Trigger Event is not in effect, all the Offered Certificates and the Class B-1, Class B-2 and Class B-3 Certificates will be entitled to receive payments of principal in the following order of priority: first to the Senior Certificates, generally pro rata, based on the principal collected from the related loan groups (and to the extent remaining unpaid, from excess principal from the other loan groups), such that the Senior Certificates will have at least [44.30]% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least [30.30]% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least [19.40]% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least [16.20]% credit enhancement, fifth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least [13.40]% credit enhancement, sixth to the Class M-5 Certificates such that the Class M-5 Certificates will have at least [11.00]% credit enhancement, seventh to the Class M-6 Certificates such that the Class M-6 Certificates will have at least [8.80]% credit enhancement, eighth to the Class B-1 Certificates such that the Class B-1 Certificates will have at least [7.30]% credit enhancement, ninth to the Class B-2 Certificates such that the Class B-2 Certificates will have at least [5.30]% credit enhancement, and tenth to the Class B-3 Certificates such that the Class B-3 Certificates will have at least [3.30]% credit enhancement (subject, in each case, to any overcollateralization floors).

Class AV-1 Principal       The related share of principal allocable to the Class
Distribution:              AV-1 Certificates will be distributed as follows:

                           x)  If a Group II-A Trigger Event is not in effect:

                               To the Class AV-1A and Class AV-1B
                               Certificates, pro rata, based on current principal balances until their principal balances are paid to zero.

                           y)  If a Group II-A Trigger Event is in effect:

                               1) First, to the Class AV-1A Certificates until its principal balance is reduced to zero, and

                               2) Second, to the Class AV-1B Certificates until its principal balance is reduced to zero.

               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

Class AF Principal         Principal allocated to the Class AF Certificates
Distribution:              will be distributed in the following order of
                           priority:
                               1.

                                   a. To the Class AF-6 Certificates, the
                                      Lockout Percentage of their pro-rata share of principal allocated to the Class AF Certificates until month 108 as described below until its principal balance is reduced to zero.

                                         Month         Lockout Percentage
                                      -----------------------------------
                                          1 - 36                0%
                                      -----------------------------------
                                         37 - 60               45%
                                      -----------------------------------
                                         61 - 72               80%
                                      -----------------------------------
                                         73 - 84              100%
                                      -----------------------------------
                                        85 - 108              300%
                                      -----------------------------------

                                   b. To the Class AF-6 Certificates, 100% of
                                      the principal allocated to the Class AF
                                      Certificates in or after month 109 until its principal balance is reduced to zero.


                               2. Sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates until their respective principal balances are reduced to zero.


               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       10

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

Class AV-1A Yield          On the Closing Date, the Trustee will enter into a
Maintenance                yield maintenance agreement with a counterparty (the
Agreement:                 "COUNTERPARTY") for the benefit of the Class AV-1A
                           Certificates (the "AV-1A YIELD MAINTENANCE
                           AGREEMENT"). The notional balance and strike rate of the AV-1A Yield Maintenance Agreement on each Distribution Date is set forth in the table below.
                           The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR (up to a maximum of 10.50%) exceeds the Cap Strike. The
                           AV-1A Yield Maintenance Agreement will terminate after the Distribution Date in [August 2008]. Any payments received from the AV-1A Yield Maintenance
                           Agreement will be deposited in the Reserve Fund for the benefit of the Class AV-1A Certificates to pay any related unpaid Net WAC Cap Carryover Amounts.

                                           Class AV-1A Yield Maintenance Agreement Schedule

                           Period         Notional ($)        Cap Strike (%)         Cap Ceiling (%)
                           ------        -------------        --------------         ---------------
                              1          97,540,000.00                5.503%                 10.500%
                              2          94,742,771.10                6.036%                 10.500%
                              3          92,026,579.33                6.036%                 10.500%
                              4          89,388,708.52                6.237%                 10.500%
                              5          86,826,556.82                6.036%                 10.500%
                              6          84,337,663.09                6.237%                 10.500%
                              7          81,918,888.54                6.036%                 10.500%
                              8          79,565,630.74                6.036%                 10.500%
                              9          77,275,979.62                6.683%                 10.500%
                             10          75,048,179.47                6.036%                 10.500%
                             11          72,880,527.94                6.237%                 10.500%
                             12          70,771,369.40                6.036%                 10.500%
                             13          68,719,093.65                6.237%                 10.500%
                             14          66,722,134.69                6.036%                 10.500%
                             15          64,778,969.49                6.036%                 10.500%
                             16          62,888,116.86                6.237%                 10.500%
                             17          61,048,136.25                6.036%                 10.500%
                             18          59,257,626.69                6.237%                 10.500%
                             19          57,515,225.66                6.036%                 10.500%
                             20          55,819,608.08                6.043%                 10.500%
                             21          54,169,556.55                8.052%                 10.500%
                             22          52,573,392.03                7.945%                 10.500%
                             23          51,024,617.59                8.210%                 10.500%
                             24          49,516,886.60                7.945%                 10.500%
                             25          48,049,075.32                8.211%                 10.500%
                             26          46,620,490.19                7.949%                 10.500%
                             27          45,231,191.68                8.378%                 10.500%
                             28          43,882,054.61                8.892%                 10.500%
                             29          42,570,942.82                8.606%                 10.500%
                             30          41,295,809.96                8.894%                 10.500%
                             31          40,055,616.02                8.607%                 10.500%
                             32          38,849,395.79                8.637%                 10.500%
                             33                      -                0.000%                 10.500%
                             34          36,546,940.74               10.097%                 10.500%
                             35          35,489,261.06               10.434%                 10.500%
                             36          34,460,512.30               10.098%                 10.500%
                             37          33,459,906.29               10.435%                 10.500%
                             38          33,459,906.29               10.110%                 10.500%
                           ------        -------------        --------------         ---------------


               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

Class AV-1B Yield          On the Closing Date, the Trustee will enter into a
Maintenance                yield maintenance agreement with a counterparty (the
Agreement:                 "COUNTERPARTY") for the benefit of the Class AV-1B
                           Certificates (the "AV-1B YIELD MAINTENANCE
                           AGREEMENT"). The notional balance and strike rate of the AV-1B Yield Maintenance Agreement on each
                           Distribution Date is set forth in the table below.
                           The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR (up to a maximum of 10.50%) exceeds the Cap Strike. The AV-1B
                           Yield Maintenance Agreement will terminate after the Distribution Date in [August 2008]. Any payments received from the AV-1B Yield Maintenance Agreement will be deposited in the Reserve Fund for the benefit of the Class AV-1B Certificates to pay any related unpaid Net WAC Cap Carryover Amounts.

                                           Class AV-1B Yield Maintenance Agreement Schedule

                           Period         Notional ($)         Cap Strike (%)         Cap Ceiling (%)
                           ------         -------------        --------------         ---------------
                            1             24,390,000.00                5.503%                 10.500%
                            2             23,690,549.39                6.036%                 10.500%
                            3             23,011,362.21                6.036%                 10.500%
                            4             22,351,759.29                6.237%                 10.500%
                            5             21,711,090.02                6.036%                 10.500%
                            6             21,088,739.01                6.237%                 10.500%
                            7             20,483,921.38                6.036%                 10.500%
                            8             19,895,486.30                6.036%                 10.500%
                            9             19,322,956.15                6.683%                 10.500%
                           10             18,765,891.91                6.036%                 10.500%
                           11             18,223,867.92                6.237%                 10.500%
                           12             17,696,470.16                6.036%                 10.500%
                           13             17,183,296.02                6.237%                 10.500%
                           14             16,683,953.92                6.036%                 10.500%
                           15             16,198,063.01                6.036%                 10.500%
                           16             15,725,252.92                6.237%                 10.500%
                           17             15,265,163.45                6.036%                 10.500%
                           18             14,817,444.28                6.237%                 10.500%
                           19             14,381,754.70                6.036%                 10.500%
                           20             13,957,763.39                6.043%                 10.500%
                           21             13,545,165.92                8.052%                 10.500%
                           22             13,146,042.97                7.945%                 10.500%
                           23             12,758,769.97                8.210%                 10.500%
                           24             12,381,759.94                7.945%                 10.500%
                           25             12,014,731.87                8.211%                 10.500%
                           26             11,657,512.36                7.949%                 10.500%
                           27             11,310,116.52                8.378%                 10.500%
                           28             10,972,763.09                8.892%                 10.500%
                           29             10,644,917.93                8.606%                 10.500%
                           30             10,326,069.36                8.894%                 10.500%
                           31             10,015,957.30                8.607%                 10.500%
                           32              9,714,340.41                8.637%                 10.500%
                           33                         -                0.000%                 10.500%
                           34              9,138,608.62               10.097%                 10.500%
                           35              8,874,134.48               10.434%                 10.500%
                           36              8,616,894.56               10.098%                 10.500%
                           37              8,366,691.76               10.435%                 10.500%
                           38              8,366,691.76               10.110%                 10.500%
                        -----             -------------        --------------         ---------------

               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

Class AV-2 Yield           On the Closing Date, the Trustee will enter into a
Maintenance                yield maintenance agreement with a counterparty (the
Agreement:                 "COUNTERPARTY") for the benefit of the Class AV-2
                           Certificates (the "AV-2 YIELD MAINTENANCE
                           AGREEMENT"). The notional balance and strike rate of the AV-2 Yield Maintenance Agreement on each
                           Distribution Date is set forth in the table below.
                           The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR (up to a maximum of 10.50%) exceeds the Cap Strike. The AV-2
                           Yield Maintenance Agreement will terminate after the Distribution Date in [September 2008]. Any payments received from the AV-2 Yield Maintenance Agreement will be deposited in the Reserve Fund for the benefit of the Class AV-2 Certificates to pay any related unpaid Net WAC Cap Carryover Amounts.

                                           Class AV-2 Yield Maintenance Agreement Schedule

                           Period          Notional ($)       Cap Strike (%)         Cap Ceiling (%)
                           ------        --------------       --------------         ---------------
                            1            100,000,000.00               5.356%                 10.500%
                            2             97,129,574.28               5.874%                 10.500%
                            3             94,342,377.53               5.874%                 10.500%
                            4             91,635,618.59               6.070%                 10.500%
                            5             89,006,623.83               5.874%                 10.500%
                            6             86,452,864.16               6.070%                 10.500%
                            7             83,971,115.39               5.874%                 10.500%
                            8             81,556,651.86               5.874%                 10.500%
                            9             79,207,510.54               6.504%                 10.500%
                           10             76,921,886.96               5.875%                 10.500%
                           11             74,698,031.47               6.070%                 10.500%
                           12             72,534,242.51               5.875%                 10.500%
                           13             70,428,865.21               6.070%                 10.500%
                           14             68,380,290.19               5.875%                 10.500%
                           15             66,386,952.27               5.875%                 10.500%
                           16             64,447,329.25               6.070%                 10.500%
                           17             62,559,940.79               5.875%                 10.500%
                           18             60,723,347.19               6.070%                 10.500%
                           19             58,936,148.36               5.875%                 10.500%
                           20             57,196,982.65               5.875%                 10.500%
                           21             55,504,527.00               7.999%                 10.500%
                           22             53,868,657.76               7.650%                 10.500%
                           23             52,279,524.85               7.906%                 10.500%
                           24             50,732,561.40               7.651%                 10.500%
                           25             49,226,611.63               7.906%                 10.500%
                           26             47,760,961.19               7.652%                 10.500%
                           27             46,335,654.30               8.136%                 10.500%
                           28             44,951,941.14               8.554%                 10.500%
                           29             43,606,875.34               8.279%                 10.500%
                           30             42,298,770.51               8.556%                 10.500%
                           31             41,026,557.14               8.280%                 10.500%
                           32             39,789,242.59               8.336%                 10.500%
                           33             38,586,257.32              10.008%                 10.500%
                           34             37,426,580.82               9.643%                 10.500%
                           35             36,341,263.49               9.965%                 10.500%
                           36             35,285,686.64               9.644%                 10.500%
                           37             34,259,038.83               9.966%                 10.500%
                           38             34,259,038.83               9.664%                 10.500%
                           39             34,259,038.83              10.329%                 10.500%
                           ------        --------------       --------------         ---------------


               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                Class AV-1A Net WAC Cap

                            Class AV-1A                            Class AV-1A                           Class AV-1A
             Class AV-1A   Effective Net            Class AV-1A   Effective Net           Class AV-1A   Effective Net
               Net WAC          WAC                   Net WAC          WAC                  Net WAC         WAC
   Period     Cap(1)(3)    Cap(1)(2)(3)    Period    Cap(1)(3)    Cap(1)(2)(3)   Period    Cap(1)(3)    Cap(1)(2)(3)
   ------    -----------   -------------   ------   -----------   -------------  ------   -----------   -------------
      1         5.503%       10.500%         37       10.435%        10.500%      73        12.570%       12.570%
      2         6.036%       10.500%         38       10.110%        10.500%      74        12.164%       12.164%
      3         6.036%       10.500%         39       10.809%        10.809%      75        12.164%       12.164%
      4         6.237%       10.500%         40       11.405%        11.405%      76        12.572%       12.572%
      5         6.036%       10.500%         41       11.037%        11.037%      77        12.175%       12.175%
      6         6.237%       10.500%         42       11.405%        11.405%      78        12.588%       12.588%
      7         6.036%       10.500%         43       11.038%        11.038%      79        12.182%       12.182%
      8         6.036%       10.500%         44       11.050%        11.050%      80        12.182%       12.182%
      9         6.683%       10.500%         45       12.675%        12.675%      81        13.023%       13.023%
     10         6.036%       10.500%         46       11.566%        11.566%      82        12.182%       12.182%
     11         6.237%       10.500%         47       11.952%        11.952%      83        12.588%       12.588%
     12         6.036%       10.500%         48       11.567%        11.567%      84        12.182%       12.182%
     13         6.237%       10.500%         49       11.952%        11.952%      85        12.589%       12.589%
     14         6.036%       10.500%         50       11.576%        11.576%      86        12.182%       12.182%
     15         6.036%       10.500%         51       11.846%        11.846%      87        12.182%       12.182%
     16         6.237%       10.500%         52       12.241%        12.241%      88        12.589%       12.589%
     17         6.036%       10.500%         53       11.846%        11.846%      89        12.183%       12.183%
     18         6.237%       10.500%         54       12.241%        12.241%      90        12.589%       12.589%
     19         6.036%       10.500%         55       11.850%        11.850%      91        12.183%       12.183%
     20         6.043%       10.500%         56       11.852%        11.852%      92        12.183%       12.183%
     21         8.052%       10.500%         57       13.139%        13.139%      93        13.488%       13.488%
     22         7.945%       10.500%         58       11.938%        11.938%      94        12.183%       12.183%
     23         8.210%       10.500%         59       12.394%        12.394%      95        12.589%       12.589%
     24         7.945%       10.500%         60       12.023%        12.023%      96        12.183%       12.183%
     25         8.211%       10.500%         61       12.425%        12.425%      97        12.589%       12.589%
     26         7.949%       10.500%         62       12.024%        12.024%      98        12.183%       12.183%
     27         8.378%       10.500%         63       12.024%        12.024%      99        12.183%       12.183%
     28         8.892%       10.500%         64       12.460%        12.460%     100        12.589%       12.589%
     29         8.606%       10.500%         65       12.082%        12.082%     101        12.183%       12.183%
     30         8.894%       10.500%         66       12.496%        12.496%     102        12.589%       12.589%
     31         8.607%       10.500%         67       12.094%        12.094%     103        12.183%       12.183%
     32         8.637%       10.500%         68       12.094%        12.094%     104        12.183%       12.183%
     33        10.550%       10.550%         69       13.390%        13.390%     105        13.488%       13.488%
     34        10.097%       10.500%         70       12.128%        12.128%     106        12.183%       12.183%
     35        10.434%       10.500%         71       12.557%        12.557%
     36        10.098%       10.500%         72       12.163%        12.163%
   -----------------------------------------------------------------------------------------------------------------
  (1) Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.
  (2) Assumes payments are received from the related yield maintenance agreement.
  (3) Assumes the Pricing Prepayment Speed to call.

               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                 Class AV-1B Net WAC Cap

                            Class AV-1B                            Class AV-1B                           Class AV-1B
             Class AV-1B   Effective Net            Class AV-1B   Effective Net            Class AV-1B   Effective Net
               Net WAC         WAC                    Net WAC         WAC                    Net WAC          WAC
   Period     Cap(1)(3)    Cap(1)(2)(3)    Period    Cap(1)(3)    Cap(1)(2)(3)   Period     Cap(1)(3)    Cap(1)(2)(3)
   ------    -----------   -------------   ------   -----------   -------------  ------    -----------   -------------
      1           5.503%         10.500%       37       10.435%         10.500%      73        12.570%         12.570%
      2           6.036%         10.500%       38       10.110%         10.500%      74        12.164%         12.164%
      3           6.036%         10.500%       39       10.809%         10.809%      75        12.164%         12.164%
      4           6.237%         10.500%       40       11.405%         11.405%      76        12.572%         12.572%
      5           6.036%         10.500%       41       11.037%         11.037%      77        12.175%         12.175%
      6           6.237%         10.500%       42       11.405%         11.405%      78        12.588%         12.588%
      7           6.036%         10.500%       43       11.038%         11.038%      79        12.182%         12.182%
      8           6.036%         10.500%       44       11.050%         11.050%      80        12.182%         12.182%
      9           6.683%         10.500%       45       12.675%         12.675%      81        13.023%         13.023%
     10           6.036%         10.500%       46       11.566%         11.566%      82        12.182%         12.182%
     11           6.237%         10.500%       47       11.952%         11.952%      83        12.588%         12.588%
     12           6.036%         10.500%       48       11.567%         11.567%      84        12.182%         12.182%
     13           6.237%         10.500%       49       11.952%         11.952%      85        12.589%         12.589%
     14           6.036%         10.500%       50       11.576%         11.576%      86        12.182%         12.182%
     15           6.036%         10.500%       51       11.846%         11.846%      87        12.182%         12.182%
     16           6.237%         10.500%       52       12.241%         12.241%      88        12.589%         12.589%
     17           6.036%         10.500%       53       11.846%         11.846%      89        12.183%         12.183%
     18           6.237%         10.500%       54       12.241%         12.241%      90        12.589%         12.589%
     19           6.036%         10.500%       55       11.850%         11.850%      91        12.183%         12.183%
     20           6.043%         10.500%       56       11.852%         11.852%      92        12.183%         12.183%
     21           8.052%         10.500%       57       13.139%         13.139%      93        13.488%         13.488%
     22           7.945%         10.500%       58       11.938%         11.938%      94        12.183%         12.183%
     23           8.210%         10.500%       59       12.394%         12.394%      95        12.589%         12.589%
     24           7.945%         10.500%       60       12.023%         12.023%      96        12.183%         12.183%
     25           8.211%         10.500%       61       12.425%         12.425%      97        12.589%         12.589%
     26           7.949%         10.500%       62       12.024%         12.024%      98        12.183%         12.183%
     27           8.378%         10.500%       63       12.024%         12.024%      99        12.183%         12.183%
     28           8.892%         10.500%       64       12.460%         12.460%     100        12.589%         12.589%
     29           8.606%         10.500%       65       12.082%         12.082%     101        12.183%         12.183%
     30           8.894%         10.500%       66       12.496%         12.496%     102        12.589%         12.589%
     31           8.607%         10.500%       67       12.094%         12.094%     103        12.183%         12.183%
     32           8.637%         10.500%       68       12.094%         12.094%     104        12.183%         12.183%
     33          10.550%         10.550%       69       13.390%         13.390%     105        13.488%         13.488%
     34          10.097%         10.500%       70       12.128%         12.128%     106        12.183%         12.183%
     35          10.434%         10.500%       71       12.557%         12.557%
     36          10.098%         10.500%       72       12.163%         12.163%
   -----------------------------------------------------------------------------------------------------------------
   (1) Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.
   (2) Assumes payments are received from the related yield maintenance agreement.
   (3) Assumes the Pricing Prepayment Speed to call.

               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                         Class AV-2 Net WAC Cap

                            Class AV-2                                       Class AV-2                                  Class AV-2
             Class AV-2    Effective Net                     Class AV-2     Effective Net              Class AV-2      Effective Net
              Net WAC           WAC                           Net WAC            WAC                     Net WAC             WAC
 Period      Cap(1)(3)     Cap(1)(2)(3)      Period          Cap(1)(3)      Cap(1)(2)(3)     Period     Cap(1)(3)       Cap(1)(2)(3)
 ------      ---------     ------------      -------         ---------      ------------     ------     ---------       ------------

      1         5.356%          10.500%           37            9.966%           10.500%         73       12.285%            12.285%
      2         5.874%          10.500%           38            9.664%           10.500%         74       11.889%            11.889%
      3         5.874%          10.500%           39           10.329%           10.500%         75       11.899%            11.899%
      4         6.070%          10.500%           40           10.869%           10.869%         76       12.296%            12.296%
      5         5.874%          10.500%           41           10.519%           10.519%         77       11.903%            11.903%
      6         6.070%          10.500%           42           10.870%           10.870%         78       12.377%            12.377%
      7         5.874%          10.500%           43           10.520%           10.520%         79       11.977%            11.977%
      8         5.874%          10.500%           44           10.539%           10.539%         80       11.977%            11.977%
      9         6.504%          10.500%           45           12.038%           12.038%         81       12.803%            12.803%
     10         5.875%          10.500%           46           10.943%           10.943%         82       11.977%            11.977%
     11         6.070%          10.500%           47           11.309%           11.309%         83       12.377%            12.377%
     12         5.875%          10.500%           48           10.944%           10.944%         84       11.977%            11.977%
     13         6.070%          10.500%           49           11.310%           11.310%         85       12.377%            12.377%
     14         5.875%          10.500%           50           10.964%           10.964%         86       11.977%            11.977%
     15         5.875%          10.500%           51           11.145%           11.145%         87       11.978%            11.978%
     16         6.070%          10.500%           52           11.565%           11.565%         88       12.377%            12.377%
     17         5.875%          10.500%           53           11.192%           11.192%         89       11.978%            11.978%
     18         6.070%          10.500%           54           11.566%           11.566%         90       12.377%            12.377%
     19         5.875%          10.500%           55           11.194%           11.194%         91       11.978%            11.978%
     20         5.875%          10.500%           56           11.194%           11.194%         92       11.978%            11.978%
     21         7.999%          10.500%           57           12.521%           12.521%         93       13.261%            13.261%
     22         7.650%          10.500%           58           11.309%           11.309%         94       11.978%            11.978%
     23         7.906%          10.500%           59           11.699%           11.699%         95       12.377%            12.377%
     24         7.651%          10.500%           60           11.578%           11.578%         96       11.978%            11.978%
     25         7.906%          10.500%           61           11.964%           11.964%         97       12.377%            12.377%
     26         7.652%          10.500%           62           11.578%           11.578%         98       11.978%            11.978%
     27         8.136%          10.500%           63           11.633%           11.633%         99       11.978%            11.978%
     28         8.554%          10.500%           64           12.021%           12.021%        100       12.377%            12.377%
     29         8.279%          10.500%           65           11.637%           11.637%        101       11.978%            11.978%
     30         8.556%          10.500%           66           12.125%           12.125%        102       12.377%            12.377%
     31         8.280%          10.500%           67           11.734%           11.734%        103       11.978%            11.978%
     32         8.336%          10.500%           68           11.734%           11.734%        104       11.978%            11.978%
     33        10.008%          10.500%           69           13.051%           13.051%        105       13.261%            13.261%
     34         9.643%          10.500%           70           11.788%           11.788%        106       11.978%            11.978%
     35         9.965%          10.500%           71           12.185%           12.185%
     36         9.644%          10.500%           72           11.889%           11.889%

(1) Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.
(2) Assumes payments are received from the related yield maintenance agreement.
(3) Assumes the Pricing Prepayment Speed to call.


               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                       EXCESS SPREAD (1)(2)
              FWD 1       FWD 6                                           FWD 1     FWD 6
              Month       Month      STATIC       FORWARD                 Month      Month      STATIC      FORWARD
 Period      LIBOR %     LIBOR %    LIBOR (%)    LIBOR (%)    Period     LIBOR %    LIBOR %    LIBOR (%)    LIBOR (%)
 ------      -------     -------    ---------    ---------    ------    --------    -------    ---------    ---------

      1       3.1500      3.5200       1.9710       1.9710        54      4.1433     4.2093       2.8607       2.7073
      2       3.3575      3.6196       2.1719       2.0430        55      4.1483     4.2148       2.8261       2.6571
      3       3.5238      3.6812       2.1680       1.9390        56      4.1543     4.2427       2.8257       2.6509
      4       3.5419      3.7268       2.2301       2.0006        57      4.1591     4.2722       2.9448       2.8091
      5       3.6320      3.7719       2.1573       1.8737        58      4.1628     4.3042       2.8475       2.6797
      6       3.7685      3.8106       2.2150       1.8664        59      4.1681     4.3337       2.8923       2.7293
      7       3.7381      3.8193       2.1424       1.8112        60      4.1729     4.3648       2.8879       2.7077
      8       3.7378      3.8305       2.1342       1.8093        61      4.3102     4.3985       2.9249       2.7062
      9       3.7675      3.8495       2.3088       1.9998        62      4.3176     4.4058       2.8875       2.6488
     10       3.8151      3.8603       2.1176       1.7673        63      4.3256     4.4152       2.8922       2.6687
     11       3.8464      3.8708       2.1671       1.8140        64      4.3333     4.4222       2.9349       2.7222
     12       3.8305      3.8814       2.1043       1.7016        65      4.3413     4.4286       2.8985       2.6652
     13       3.8047      3.8943       2.1546       1.8253        66      4.3490     4.4363       2.9393       2.7205
     14       3.8291      3.9177       2.0946       1.7497        67      4.3551     4.4438       2.9004       2.6591
     15       3.8547      3.9427       2.0894       1.7400        68      4.3628     4.4393       2.9008       2.6504
     16       3.8791      3.9646       2.1344       1.7933        69      4.3696     4.4337       3.0243       2.8143
     17       3.9026      3.9860       2.0788       1.7247        70      4.3752     4.4287       2.9039       2.6437
     18       3.9250      4.0094       2.1201       1.7769        71      4.3832     4.4241       2.9464       2.6924
     19       3.9489      4.0307       2.0676       1.7129        72      4.3871     4.4184       2.9057       2.6277
     20       3.9720      4.0329       2.0629       1.7093        73      4.3653     4.4117       2.9497       2.6882
     21       3.9924      4.0334       2.5739       2.2586        74      4.3714     4.4163       2.9081       2.6212
     22       4.0131      4.0322       2.6141       2.2695        75      4.3769     4.4222       2.9094       2.6110
     23       4.0348      4.0308       2.6449       2.3161        76      4.3820     4.4264       2.9554       2.6633
     24       4.0560      4.0256       2.6006       2.2671        77      4.3874     4.4305       2.9125       2.5939
     25       3.9438      4.0204       2.6337       2.3516        78      4.3930     4.4356       2.9607       2.6486
     26       3.9546      4.0330       2.6050       2.3108        79      4.3973     4.4395       2.9180       2.5788
     27       3.9651      4.0447       2.6197       2.3880        80      4.4025     4.4641       2.9213       2.5714
     28       3.9765      4.0562       2.6637       2.4679        81      4.4074     4.4895       3.0203       2.7047
     29       3.9869      4.0678       2.6375       2.4293        82      4.4115     4.5128       2.9286       2.5705
     30       3.9972      4.0787       2.6762       2.4753        83      4.4166     4.5386       2.9817       2.6306
     31       4.0078      4.0896       2.6534       2.4400        84      4.4208     4.5629       2.9368       2.5569
     32       4.0181      4.1014       2.6733       2.4574        85      4.4946     4.5870       2.9918       2.5880
     33       4.0288      4.1110       2.9272       2.7459        86      4.4992     4.5930       2.9441       2.5078
     34       4.0380      4.1217       2.8804       2.6960        87      4.5044     4.5981       2.9473       2.5127
     35       4.0477      4.1329       2.9039       2.7414        88      4.5100     4.6033       3.0036       2.5805
     36       4.0568      4.1421       2.8693       2.7116        89      4.5145     4.6080       2.9542       2.4962
     37       4.0745      4.1531       2.8923       2.7545        90      4.5194     4.6126       3.0126       2.5629
     38       4.0840      4.1624       2.8334       2.6871        91      4.5242     4.6172       2.9619       2.4755
     39       4.0945      4.1722       2.8517       2.7424        92      4.5289     4.6244       2.9671       2.4660
     40       4.1039      4.1828       2.8909       2.7879        93      4.5341     4.6299       3.1454       2.7036
     41       4.1123      4.1910       2.8625       2.7435        94      4.5370     4.6363       2.9813       2.4558
     42       4.1221      4.2002       2.8895       2.7739        95      4.5420     4.6434       3.0490       2.5320
     43       4.1307      4.2090       2.8542       2.7242        96      4.5456     4.6487       2.9993       2.4424
     44       4.1395      4.2059       2.8502       2.7167        97      4.6157     4.6549       3.0704       2.4868
     45       4.1483      4.2019       2.9428       2.8379        98      4.6200     4.6590       3.0197       2.3922
     46       4.1558      4.1970       2.8430       2.7051        99      4.6248     4.6631       3.0255       2.3890
     47       4.1647      4.1931       2.8716       2.7375       100      4.6294     4.6681       3.0847       2.4730
     48       4.1738      4.1875       2.8352       2.6852       101      4.6335     4.6703       3.0182       2.3755
     49       4.1160      4.1822       2.8644       2.7378       102      4.6388     4.6738       3.0775       2.4583
     50       4.1210      4.1875       2.8294       2.6884       103      4.6425     4.6770       3.0111       2.3609
     51       4.1272      4.1934       2.8284       2.6809       104      4.6462     4.7002       3.0075       2.3541
     52       4.1327      4.1994       2.8614       2.7186       105      4.6505     4.7210       3.1925       2.6261
     53       4.1377      4.2037       2.8268       2.6688       106      4.6531     4.7456       3.0004       2.3508

 (1) Assumes the Pricing Prepayment Speed to call.
 (2) Calculated as (a) interest collections on the Mortgage Loans (net of the servicing and trustee fees), less the aggregate amount of interest due on the Offered Certificates, Class B-1, Class B-2 and Class B-3 Certificates divided by (b) the aggregate principal balance of the Mortgage Loans as of the beginning of the period, and (c) multiplied by 12.


               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                    Breakeven Losses
------------------------------------------------------------------------------------------------
                                          Static LIBOR                      Forward LIBOR
                                   ----------------------------       --------------------------
                                                    Cumulative                        Cumulative
  Class      Moody's      S&P      Break CDR(1)      Losses(2)        Break CDR(1)     Losses(2)
--------     -------     -----     ------------     -----------       ------------     ---------
     M-1         Aa2        AA            20.25          18.69%              19.76        18.42%
     M-2          A2         A            12.69          13.77%              12.39        13.55%
     M-3          A3         A-           10.89          12.34%              10.62        12.12%
     M-4        Baa1       BBB+            9.43          11.08%               9.19        10.87%
     M-5        Baa2       BBB             8.27          10.00%               8.03         9.78%
     M-6        Baa3       BBB-            7.24           9.00%               7.00         8.76%

(1) The "Break CDR" is the CDR that creates first dollar of principal loss on the related bond.

(2) As a percentage of the Cut-Off Date balance of the Mortgage Loans.

ASSUMPTIONS:
40% Loss Severity
12 Month Lag
Triggers Set to Fail
Run to maturity
Defaults are in addition to prepays
Prepays according to Pricing Speed
Principal and interest advanced on all defaulted loans

               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                       Bond Summary - To Call
                                  ------------------------------------------------------------------

CLASS AF-1
PREPAY SPEED                       50 PPC           75 PPC       100 PPC       125 PPC       150 PPC
WAL (yrs)                            1.81             1.28          1.00          0.83          0.71
Modified Duration (yrs)              1.74             1.24          0.98          0.81          0.70
Principal Window (mths)            1 - 46           1 - 32        1 - 24        1 - 19        1 - 16

CLASS AF-2
PREPAY SPEED                       50 PPC           75 PPC       100 PPC       125 PPC       150 PPC
WAL (yrs)                            4.28             2.89          2.20          1.77          1.48
Modified Duration (yrs)              3.85             2.67          2.06          1.68          1.41
Principal Window (mths)           46 - 56          32 - 38       24 - 29       19 - 23       16 - 19

CLASS AF-3
PREPAY SPEED                       50 PPC           75 PPC       100 PPC       125 PPC       150 PPC
WAL (yrs)                            6.60             4.18          3.00          2.29          1.90
Modified Duration (yrs)              5.60             3.74          2.76          2.14          1.79
Principal Window (mths)          56 - 120          38 - 69       29 - 49       23 - 32       19 - 26

CLASS AF-4
PREPAY SPEED                       50 PPC           75 PPC       100 PPC       125 PPC       150 PPC
WAL (yrs)                           11.56             7.61          5.00          3.08          2.40
Modified Duration (yrs)              8.71             6.24          4.36          2.80          2.22
Principal Window (mths)         120 - 160         69 - 115       49 - 77       32 - 52       26 - 31

CLASS AF-5
PREPAY SPEED                       50 PPC           75 PPC       100 PPC       125 PPC       150 PPC
WAL (yrs)                           13.93            10.10          7.44          4.66          2.64
Modified Duration (yrs)              9.79             7.74          6.07          4.06          2.42
Principal Window (mths)         160 - 175        115 - 127       77 - 98       52 - 60       31 - 32

CLASS AF-6
PREPAY SPEED                       50 PPC           75 PPC       100 PPC       125 PPC       150 PPC
WAL (yrs)                            6.85             6.27          5.88          5.49          3.64
Modified Duration (yrs)              5.71             5.30          5.03          4.75          3.26
Principal Window (mths)          37 - 114         37 - 109       40 - 96       49 - 80       32 - 68

CLASS AV-1A
PREPAY SPEED                       50 PPC           75 PPC       100 PPC       125 PPC       150 PPC
WAL (yrs)                            6.52             4.46          3.29          2.48          1.89
Modified Duration (yrs)              5.39             3.89          2.96          2.29          1.78
Principal Window (mths)           1 - 196          1 - 140       1 - 106        1 - 83        1 - 68

CLASS AV-1B
PREPAY SPEED                       50 PPC           75 PPC       100 PPC       125 PPC       150 PPC
WAL (yrs)                            6.52             4.46          3.29          2.48          1.89
Modified Duration (yrs)              5.38             3.88          2.96          2.29          1.77
Principal Window (mths)           1 - 196          1 - 140       1 - 106        1 - 83        1 - 68



               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                       Bond Summary - To Call
                                  ------------------------------------------------------------------

CLASS AV-2
PREPAY SPEED                      50 PPC          75 PPC        100 PPC       125 PPC        150 PPC
WAL (yrs)                           6.51            4.45           3.29          2.48           1.89
Modified Duration (yrs)             5.38            3.88           2.96          2.29           1.78
Principal Window (mths)          1 - 196         1 - 140        1 - 106        1 - 83         1 - 68

CLASS M-1
PREPAY SPEED                      50 PPC          75 PPC        100 PPC       125 PPC        150 PPC
WAL (yrs)                          10.95            7.64           5.79          4.91           4.77
Modified Duration (yrs)             8.04            6.08           4.84          4.22           4.15
Principal Window (mths)         64 - 196        43 - 140       38 - 106       43 - 83        47 - 68

CLASS M-2
PREPAY SPEED                      50 PPC          75 PPC        100 PPC       125 PPC        150 PPC
WAL (yrs)                          10.95            7.64           5.77          4.77           4.32
Modified Duration (yrs)             7.94            6.03           4.79          4.09           3.76
Principal Window (mths)         64 - 196        43 - 140       38 - 106       40 - 83        42 - 68

CLASS M-3
PREPAY SPEED                      50 PPC          75 PPC        100 PPC       125 PPC        150 PPC
WAL (yrs)                          10.95            7.64           5.77          4.72           4.18
Modified Duration (yrs)             7.94            6.02           4.78          4.05           3.65
Principal Window (mths)         64 - 196        43 - 140       37 - 106       39 - 83        41 - 68

CLASS M-4
PREPAY SPEED                      50 PPC          75 PPC        100 PPC       125 PPC        150 PPC
WAL (yrs)                          10.95            7.64           5.77          4.71           4.14
Modified Duration (yrs)             7.94            6.03           4.78          4.04           3.62
Principal Window (mths)         64 - 196        43 - 140       37 - 106       39 - 83        40 - 68

CLASS M-5
PREPAY SPEED                      50 PPC          75 PPC        100 PPC       125 PPC        150 PPC
WAL (yrs)                          10.95            7.64           5.77          4.69           4.11
Modified Duration (yrs)             7.94            6.03           4.78          4.02           3.59
Principal Window (mths)         64 - 196        43 - 140       37 - 106       38 - 83        39 - 68

CLASS M-6
PREPAY SPEED                      50 PPC          75 PPC        100 PPC       125 PPC        150 PPC
WAL (yrs)                          10.95            7.64           5.77          4.69           4.08
Modified Duration (yrs)             7.94            6.02           4.78          4.02           3.58
Principal Window (mths)         64 - 196        43 - 140       37 - 106       38 - 83        39 - 68



               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                      Bond Summary - To Maturity
----------------------------------------------------------------------------------------------------
CLASS AF-1
PREPAY SPEED                       50 PPC           75 PPC       100 PPC       125 PPC       150 PPC
WAL (yrs)                            1.81             1.28          1.00          0.83          0.71
Modified Duration (yrs)              1.74             1.24          0.98          0.81          0.70
Principal Window (mths)            1 - 46           1 - 32        1 - 24        1 - 19        1 - 16

CLASS AF-2
PREPAY SPEED                       50 PPC           75 PPC       100 PPC       125 PPC       150 PPC
WAL (yrs)                            4.28             2.89          2.20          1.77          1.48
Modified Duration (yrs)              3.85             2.67          2.06          1.68          1.41
Principal Window (mths)           46 - 56          32 - 38       24 - 29       19 - 23       16 - 19

CLASS AF-3
PREPAY SPEED                       50 PPC           75 PPC       100 PPC       125 PPC       150 PPC
WAL (yrs)                            6.60             4.18          3.00          2.29          1.90
Modified Duration (yrs)              5.60             3.74          2.76          2.14          1.79
Principal Window (mths)          56 - 120          38 - 69       29 - 49       23 - 32       19 - 26

CLASS AF-4
PREPAY SPEED                       50 PPC           75 PPC       100 PPC       125 PPC       150 PPC
WAL (yrs)                           11.56             7.61          5.00          3.08          2.40
Modified Duration (yrs)              8.71             6.24          4.36          2.80          2.22
Principal Window (mths)         120 - 160         69 - 115       49 - 77       32 - 52       26 - 31

CLASS AF-5
PREPAY SPEED                       50 PPC           75 PPC       100 PPC       125 PPC       150 PPC
WAL (yrs)                           13.93            10.10          7.44          4.66          2.64
Modified Duration (yrs)              9.79             7.74          6.07          4.06          2.42
Principal Window (mths)         160 - 175        115 - 127       77 - 98       52 - 60       31 - 32

CLASS AF-6
PREPAY SPEED                       50 PPC           75 PPC       100 PPC       125 PPC       150 PPC
WAL (yrs)                            6.85             6.27          5.88          5.49          3.65
Modified Duration (yrs)              5.71             5.30          5.03          4.75          3.27
Principal Window (mths)          37 - 114         37 - 109       40 - 96       49 - 80       32 - 70

CLASS AV-1A
PREPAY SPEED                       50 PPC           75 PPC       100 PPC       125 PPC       150 PPC
WAL (yrs)                            7.29             5.14          3.84          2.95          2.27
Modified Duration (yrs)              5.78             4.30          3.34          2.63          2.07
Principal Window (mths)           1 - 336          1 - 290       1 - 235       1 - 191       1 - 158

CLASS AV-1B
PREPAY SPEED                       50 PPC           75 PPC       100 PPC       125 PPC       150 PPC
WAL (yrs)                            7.29             5.14          3.84          2.95          2.27
Modified Duration (yrs)              5.77             4.29          3.33          2.63          2.07
Principal Window (mths)           1 - 336          1 - 290       1 - 235       1 - 191       1 - 158
----------------------------------------------------------------------------------------------------


               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       21

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                      Bond Summary - To Maturity
----------------------------------------------------------------------------------------------------
CLASS AV-2
PREPAY SPEED                      50 PPC        75 PPC        100 PPC        125 PPC        150 PPC
WAL (yrs)                           7.27          5.13           3.84           2.95           2.27
Modified Duration (yrs)             5.77          4.29           3.34           2.63           2.07
Principal Window (mths)          1 - 336       1 - 290        1 - 235        1 - 191        1 - 158

CLASS M-1
PREPAY SPEED                      50 PPC        75 PPC        100 PPC        125 PPC        150 PPC
WAL (yrs)                          11.85          8.43           6.42           5.44           5.21
Modified Duration (yrs)             8.38          6.46           5.20           4.56           4.44
Principal Window (mths)         64 - 315      43 - 255       38 - 201       43 - 162       47 - 134

CLASS M-2
PREPAY SPEED                      50 PPC        75 PPC        100 PPC        125 PPC        150 PPC
WAL (yrs)                          11.80          8.37           6.36           5.26           4.72
Modified Duration (yrs)             8.26          6.37           5.12           4.40           4.04
Principal Window (mths)         64 - 301      43 - 237       38 - 185       40 - 149       42 - 122

CLASS M-3
PREPAY SPEED                      50 PPC        75 PPC        100 PPC        125 PPC        150 PPC
WAL (yrs)                          11.74          8.31           6.30           5.16           4.54
Modified Duration (yrs)             8.24          6.35           5.09           4.33           3.90
Principal Window (mths)         64 - 281      43 - 215       37 - 166       39 - 133       41 - 109

CLASS M-4
PREPAY SPEED                      50 PPC        75 PPC        100 PPC        125 PPC        150 PPC
WAL (yrs)                          11.69          8.26           6.26           5.12           4.47
Modified Duration (yrs)             8.22          6.33           5.07           4.30           3.85
Principal Window (mths)         64 - 272      43 - 205       37 - 158       39 - 126       40 - 103

CLASS M-5
PREPAY SPEED                      50 PPC        75 PPC        100 PPC        125 PPC        150 PPC
WAL (yrs)                          11.62          8.19           6.20           5.05           4.40
Modified Duration (yrs)             8.20          6.30           5.04           4.26           3.80
Principal Window (mths)         64 - 261      43 - 195       37 - 150       38 - 119        39 - 98

CLASS M-6
PREPAY SPEED                      50 PPC        75 PPC        100 PPC        125 PPC        150 PPC
WAL (yrs)                          11.52          8.10           6.13           4.99           4.33
Modified Duration (yrs)             8.16          6.26           5.00           4.22           3.75
Principal Window (mths)         64 - 250      43 - 184       37 - 141       38 - 112        39 - 92
----------------------------------------------------------------------------------------------------


               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       22

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

Information with respect to the Mortgage Loans expected to be included in the mortgage pool is set forth below. Prior to the Closing Date mortgage loans may be removed from the mortgage pool and other loans may be substituted therefore. The Depositor believes that the information set forth herein with respect to the mortgage pool as presently constituted is representative of the characteristics of each loan group as they will be constituted at the Closing Date, although some characteristics of the mortgage loans in the mortgage pool may vary.

                                 AGGREGATE MORTGAGE LOAN STATISTICS

                                       AS OF THE CUT-OFF DATE
                                                                             MINIMUM            MAXIMUM
                                                                           ------------     --------------
Scheduled Principal Balance                        $ 651,683,229.36        $  20,367.10     $   707,284.19
Average Scheduled Principal Balance                $     183,883.53
Number of Mortgage Loans                                      3,544

Weighted Average Gross Coupon                                6.735%              4.500%            12.400%
Weighted Average FICO Score                                     645                 525                810
Weighted Average Combined Original LTV                       83.13%               9.52%            100.00%

Weighted Average Original Term                           353 months          120 months         360 months
Weighted Average Stated Remaining Term                   349 months          113 months         360 months
Weighted Average Seasoning                                 4 months            0 months          24 months

Weighted Average Gross Margin                                6.324%              1.800%            10.125%
Weighted Average Minimum Interest Rate                       6.664%              4.270%            10.250%
Weighted Average Maximum Interest Rate                      13.010%             10.500%            17.990%
Weighted Average Initial Rate Cap                            3.000%              2.300%             3.000%
Weighted Average Subsequent Rate Cap                         1.052%              1.000%             2.000%
Weighted Average Months to Roll                           27 months            4 months          60 months

Maturity Date                                                          November 1, 2014       June 1, 2035
Maximum Zip Code Concentration                                 0.45% 11236


               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       23

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
CURRENT PRINCIPAL BALANCE ($)      LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
      0.01 -  50,000.00               65       2,444,187.41       0.38        9.514           217        2.80        639
 50,000.01 - 100,000.00              721      57,048,277.57       8.75        7.445           339        4.52        636
100,000.01 - 150,000.00              855     106,711,003.97      16.37        7.015           348        4.47        640
150,000.01 - 200,000.00              660     114,735,421.48      17.61        6.865           349        4.13        641
200,000.01 - 250,000.00              418      93,232,772.99      14.31        6.631           349        2.77        646
250,000.01 - 300,000.00              324      88,842,272.66      13.63        6.553           351        2.02        637
300,000.01 - 350,000.00              218      70,475,489.22      10.81        6.353           354        2.09        655
350,000.01 - 400,000.00              143      53,528,499.40       8.21        6.368           351        1.59        657
400,000.01 - 450,000.00               70      29,609,710.59       4.54        6.397           356        3.35        657
450,000.01 - 500,000.00               54      25,792,926.33       3.96        6.427           356        1.77        658
500,000.01 - 550,000.00                7       3,687,651.53       0.57        6.358           356        6.66        619
550,000.01 - 600,000.00                5       2,907,378.37       0.45        6.467           354        5.93        675
600,000.01 - 650,000.00                1         624,657.90       0.10        8.990           359        9.54        623
650,000.01 - 700,000.00                2       1,335,695.75       0.20        6.056           358        2.55        686
700,000.01 - 750,000.00                1         707,284.19       0.11        6.250           356        0.68        675
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             3,544     651,683,229.36     100.00        6.735           349       83.13        645

                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
CURRENT GROSS RATE                 LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
 4.500 -  4.999                       15       3,037,667.75       0.47        4.895           355       76.27        658
 5.000 -  5.499                       64      18,343,493.95       2.81        5.326           349       79.23        674
 5.500 -  5.999                      691     163,738,069.53      25.13        5.857           347       79.47        664
 6.000 -  6.499                      415      87,343,121.96      13.40        6.228           351       80.40        652
 6.500 -  6.999                      886     168,973,331.31      25.93        6.789           352       84.11        642
 7.000 -  7.499                      472      76,796,070.57      11.78        7.269           350       85.40        635
 7.500 -  7.999                      659      96,135,597.10      14.75        7.752           350       87.81        624
 8.000 -  8.499                      145      18,234,526.22       2.80        8.251           345       87.52        619
 8.500 -  8.999                      116      13,983,976.88       2.15        8.734           349       87.67        612
 9.000 -  9.499                       26       2,086,987.75       0.32        9.292           295       86.97        652
 9.500 -  9.999                       28       1,797,347.77       0.28        9.841           280       80.16        594
10.000 - 10.499                        9         494,474.00       0.08       10.333           278       80.52        585
10.500 - 10.999                        8         285,290.48       0.04       10.708           197       91.64        615
11.000 - 11.499                        7         273,341.08       0.04       11.129           189       73.22        634
11.500 - 11.999                        1          33,787.92       0.01       11.875           177       26.88        624
12.000 - 12.499                        2         126,145.09       0.02       12.269           156       70.96        602
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             3,544     651,683,229.36     100.00        6.735           349       83.13        645


               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       24

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
FICO                               LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
525 - 549                             97      17,820,410.80       2.73        7.432           356       74.99        535
550 - 574                            141      23,140,196.13       3.55        7.405           354       79.76        564
575 - 599                            424      72,533,335.26      11.13        7.075           347       82.68        589
600 - 624                            604     106,933,358.17      16.41        6.894           348       83.31        613
625 - 649                            788     138,214,989.72      21.21        6.754           350       83.74        637
650 - 674                            656     123,673,656.57      18.98        6.591           350       83.95        660
675 - 699                            468      93,427,957.10      14.34        6.491           348       83.99        686
700+                                 366      75,939,325.61      11.65        6.317           349       82.73        734
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             3,544     651,683,229.36     100.00        6.735           349       83.13        645

                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
COMBINED ORIGINAL LTV              LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
  0.00 - 49.99                        58       8,755,002.22      1.34         6.588           330       39.66        639
 50.00 - 54.99                        36       7,523,824.74      1.15         6.320           336       53.27        652
 55.00 - 59.99                        46       9,430,762.99      1.45         6.297           336       57.70        643
 60.00 - 64.99                        66      13,243,670.79      2.03         6.377           345       62.61        641
 65.00 - 69.99                       105      23,167,421.91      3.56         6.247           346       67.49        655
 70.00 - 74.99                       165      35,056,905.26      5.38         6.496           346       72.54        630
 75.00 - 79.99                       353      73,354,477.83     11.26         6.506           350       77.35        643
 80.00                               786     136,732,663.89     20.98         6.558           351       80.00        649
 80.01 - 84.99                       199      41,082,237.46      6.30         6.572           348       83.41        629
 85.00 - 89.99                       486      94,285,031.64     14.47         6.831           353       86.67        636
 90.00 - 94.99                       602     108,788,207.81     16.69         6.964           350       90.70        645
 95.00 - 99.99                       225      36,763,123.73      5.64         7.179           349       95.72        644
100.00                               417      63,499,899.09      9.74         7.211           348      100.00        668
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             3,544     651,683,229.36     100.00        6.735           349       83.13        645

                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
ORIGINAL TERM (MONTHS)             LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
120                                    2         332,070.23       0.05        6.737           113       75.86        609
180                                  142      13,645,524.78       2.09        7.300           175       78.83        644
240                                  109      14,718,286.80       2.26        6.960           236       81.75        647
300                                    9       1,697,165.60       0.26        6.204           293       76.74        678
360                                3,282     621,290,181.95      95.34        6.719           356       83.28        645
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             3,544     651,683,229.36     100.00        6.735           349       83.13         645

               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       25

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
STATED REMAINING TERM (MONTHS)     LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
 61 - 120                              2         332,070.23       0.05        6.737           113       75.86        609
121 - 180                            142      13,645,524.78       2.09        7.300           175       78.83        644
181 - 240                            109      14,718,286.80       2.26        6.960           236       81.75        647
241 - 300                              9       1,697,165.60       0.26        6.204           293       76.74        678
301 - 360                          3,282     621,290,181.95      95.34        6.719           356       83.28        645
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             3,544     651,683,229.36     100.00        6.735           349       83.13        645



                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
FRM/ARM                            LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
Fixed                              2,394     429,745,906.28      65.94        6.762           345       82.39        647
Adjustable                         1,150     221,937,323.08      34.06        6.682           356       84.57        640
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             3,544     651,683,229.36     100.00        6.735           349       83.13        645


                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
PRODUCT                            LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
Fixed 30 yr                        2,132     399,352,858.87      61.28        6.739           356       82.56        647
ARM 2/28                             739     141,271,231.35      21.68        6.786           356       84.67        639
ARM 3/27                             316      60,430,945.56       9.27        6.517           356       84.79        643
ARM 5/25                              95      20,235,146.17       3.11        6.450           358       83.26        639
Fixed 20 yr                          109      14,718,286.80       2.26        6.960           236       81.75        647
Fixed 15 yr                           88      10,891,399.31       1.67        6.819           175       77.74        643
Balloon 15 yr                         54       2,754,125.47       0.42        9.205           176       83.11        644
Fixed 25 yr                            9       1,697,165.60       0.26        6.204           293       76.74        678
Fixed 10 yr                            2         332,070.23       0.05        6.737           113       75.86        609
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             3,544     651,683,229.36     100.00        6.735           349       83.13        645



               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                                   WEIGHTED
                                                                                      WEIGHTED      AVERAGE     WEIGHTED
                                                            CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                              # OF         PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)     LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------------------     -----     --------------   --------     --------    ----------    --------    -------
 0                                              248      40,901,075.44       6.28        7.256           352       82.45        639
 6                                                9       1,079,226.17       0.17        6.905           355       88.03        656
12                                              213      49,440,877.51       7.59        6.876           351       81.80        640
24                                              470      88,639,905.55      13.60        6.681           354       85.17        647
36                                              867     147,913,107.84      22.70        6.840           350       83.57        645
48                                               16       2,008,785.18       0.31        7.520           341       88.88        629
60                                            1,721     321,700,251.67      49.36        6.608           347       82.61        646
-----------------------------                 -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                                        3,544      651,683,229.36     100.00        6.735           349       83.13        645

                                                                                                   WEIGHTED
                                                                                      WEIGHTED      AVERAGE     WEIGHTED
                                                            CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                              # OF         PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
LIEN                                          LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------------------     -----     --------------   --------     --------    ----------    --------    -------
First Lien                                    3,481     648,950,817.32      99.58        6.723           350       83.09         645
Second Lien                                      63       2,732,412.04       0.42        9.627           187       91.81         644
-----------------------------------------     -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                                        3,544     651,683,229.36     100.00        6.735           349       83.13         645


                                                                                                   WEIGHTED
                                                                                      WEIGHTED      AVERAGE     WEIGHTED
                                                            CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                              # OF         PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
DOCUMENTATION TYPE                            LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------------------     -----     --------------   --------     --------    ----------    --------    -------
Full Doc                                      2,714     465,669,802.79      71.46        6.716           348       84.73         640
SI                                              806     180,105,067.51      27.64        6.791           351       79.13         657
Alt Doc                                          18       4,739,265.57       0.73        6.570           341       80.84         641
Lite Doc                                          6       1,169,093.49       0.18        6.438           354       71.13         672
-----------------------------------------     -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                                        3,544     651,683,229.36     100.00        6.735           349       83.13         645


               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
LOAN PURPOSE                       LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
Cashout Refinance                  2,866     530,149,155.65      81.35        6.725           349       82.78        641
Purchase                             434      80,615,935.30      12.37        6.801           354       84.38        666
Rate/Term Refinance                  244      40,918,138.41       6.28        6.734           342       85.18        651
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             3,544     651,683,229.36     100.00        6.735           349       83.13        645


                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
LOAN PURPOSE                       LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
Single Family Detached             3,200    580,801,739.22       89.12        6.733           349       83.47        645
Duplex                               187     44,846,078.69        6.88        6.693           349       78.73        644
Condominium                          143     22,972,732.62        3.53        6.779           347       83.54        653
Quadruplex                             6      1,542,716.69        0.24        7.582           358       76.10        640
Triplex                                5      1,302,088.87        0.20        7.080           357       82.11        665
Townhouse                              3        217,873.27        0.03        8.373           334       97.56        615
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             3,544     651,683,229.36     100.00        6.735           349       83.13        645

                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
OCCUPANCY TYPE                     LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
Owner-Occupied                     3,391     627,626,787.95      96.31        6.711           349        83.36       644
Non-Owner Occupied                   151      23,849,183.33       3.66        7.340           347        76.95       667
Second Home                            2         207,258.08       0.03        8.208           356        90.00       676
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             3,544     651,683,229.36     100.00        6.735           349        83.13       645

               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
STATE                              LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
New York                             321      86,686,881.46      13.30        6.545           347       79.05        636
California                           218      64,455,696.45       9.89        6.240           352       76.72        666
New Jersey                           189      43,519,475.93       6.68        6.451           349       80.17        641
Maryland                             210      41,772,027.64       6.41        6.752           350       83.46        635
Massachusetts                        150      39,635,520.41       6.08        6.418           352       82.23        639
Florida                              232      36,975,249.82       5.67        7.001           350       83.62        638
Michigan                             258      36,719,459.17       5.63        6.909           350       84.78        648
Illinois                             178      32,029,657.01       4.91        7.085           350       85.06        633
Ohio                                 248      31,344,442.27       4.81        6.893           344       87.01        648
Virginia                             160      28,299,233.44       4.34        6.758           345       84.58        638
Georgia                              171      27,223,228.77       4.18        6.870           350       89.57        660
Pennsylvania                         130      20,178,618.67       3.10        7.018           349       87.08        640
Connecticut                           88      17,847,151.24       2.74        6.663           349       80.52        641
Indiana                              138      15,141,881.87       2.32        6.811           352       86.94        645
North Carolina                        79      11,859,511.35       1.82        7.056           350       85.87        659
Missouri                              88      11,042,559.76       1.69        7.275           354       89.95        636
Rhode Island                          45      10,654,090.93       1.63        6.655           352       83.48        650
Tennessee                             73       9,119,432.40       1.40        7.147           340       87.88        645
Minnesota                             44       8,147,579.93       1.25        6.721           352       86.24        665
Arizona                               51       7,861,023.50       1.21        6.751           353       84.63        642
Wisconsin                             51       7,546,098.91       1.16        6.953           355       83.77        662
Nevada                                34       7,186,845.44       1.10        6.758           348       79.68        648
South Carolina                        44       6,841,373.48       1.05        7.057           344       85.60        655
Alabama                               40       5,383,365.87       0.83        7.106           340       88.27        635
Kentucky                              43       5,079,075.43       0.78        7.200           351       88.19        650
New Hampshire                         22       4,990,697.55       0.77        6.610           354       82.73        652
Maine                                 23       3,988,017.65       0.61        6.786           357       85.34        618
Kansas                                34       3,738,714.07       0.57        7.265           343       89.80        647
Delaware                              25       3,700,460.13       0.57        6.644           346       85.09        645
Colorado                              20       3,392,568.23       0.52        6.915           351       85.31        670
Texas                                 22       3,228,143.75       0.50        7.275           354       83.86        653
New Mexico                            25       3,092,251.11       0.47        7.236           321       87.14        623
Utah                                  15       2,886,471.82       0.44        6.384           356       84.32        666
Washington                            15       2,234,114.19       0.34        7.166           347       86.43        648
Oregon                                 9       1,911,916.27       0.29        6.964           356       88.52        660
Oklahoma                              17       1,837,470.88       0.28        7.251           334       88.81        651
Arkansas                               8       1,412,011.08       0.22        7.524           358       88.62        631
Nebraska                              11       1,310,493.67       0.20        7.335           346       86.03        676
Iowa                                   7         582,935.54       0.09        7.768           357       91.28        634
Idaho                                  5         453,777.27       0.07        7.039           355       76.27        652
Vermont                                1         147,656.34       0.02        7.320           357       80.00        642
Montana                                1         135,626.14       0.02        5.950           358       90.00        669
South Dakota                           1          90,422.52       0.01        6.990           237       85.00        668
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             3,544     651,683,229.36     100.00        6.735           349       83.13        645



               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
GROSS MARGIN                       LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
 1.500 -  1.999                        1         357,136.31       0.16        4.990           358       76.99        636
 2.000 -  2.499                        1         195,000.00       0.09        5.875           360       41.94        641
 2.500 -  2.999                        6       1,819,378.62       0.82        6.110           359       75.98        631
 3.000 -  3.499                        5       1,295,709.34       0.58        6.676           358       84.54        631
 3.500 -  3.999                        4         801,301.83       0.36        6.961           359       79.82        602
 4.000 -  4.499                       11       2,118,341.84       0.95        6.643           357       87.64        628
 4.500 -  4.999                       36       8,408,827.08       3.79        5.472           356       78.38        665
 5.000 -  5.499                      116      23,639,643.51      10.65        5.710           355       82.29        651
 5.500 -  5.999                      217      46,915,593.41      21.14        6.117           355       84.88        653
 6.000 -  6.499                      188      33,985,681.52      15.31        6.580           357       84.91        652
 6.500 -  6.999                      226      43,628,118.44      19.66        7.079           357       86.84        634
 7.000 -  7.499                      128      20,482,937.86       9.23        7.487           357       87.49        622
 7.500 -  7.999                      169      32,123,684.92      14.47        7.278           357       82.55        622
 8.000 -  8.499                       22       3,001,524.25       1.35        8.185           357       87.52        611
 8.500 -  8.999                       17       2,520,618.09       1.14        8.888           357       84.18        586
 9.000 -  9.499                        2         562,963.67       0.25        9.251           359       90.61        758
10.000 - 10.499                        1          80,862.39       0.04       10.250           356       71.05        554
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             1,150     221,937,323.08     100.00        6.682           356       84.57        640


                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
MINIMUM INTEREST RATE              LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
4.000 - 4.499                          3         263,041.59       0.12        4.908           355       80.00        671
4.500 - 4.999                         18       3,939,860.05       1.78        5.176           356       76.94        648
5.000 - 5.499                         52      12,993,769.83       5.85        5.401           355       82.03        656
5.500 - 5.999                        214      47,827,023.13      21.55        5.902           355       83.78        654
6.000 - 6.499                        162      31,240,922.79      14.08        6.322           356       82.61        648
6.500 - 6.999                        273      52,114,978.93      23.48        6.865           357       87.10        645
7.000 - 7.499                        129      22,235,462.22      10.02        7.363           357       85.19        631
7.500 - 7.999                        230      41,596,253.82      18.74        7.352           357       84.47        619
8.000 - 8.499                         30       4,528,856.80       2.04        8.305           358       85.81        603
8.500 - 8.999                         33       4,210,805.27       1.90        8.899           357       88.36        591
9.000+                                 6         986,348.65       0.44        9.082           358       85.37        720
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             1,150     221,937,323.08     100.00        6.682           356       84.57        640

               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
MAXIMUM INTEREST RATE              LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
10.500 - 10.999                       14       2,880,046.57       1.30        5.087           356       76.88        658
11.000 - 11.499                       37      10,472,594.01       4.72        5.304           355       82.45        660
11.500 - 11.999                      156      36,540,190.15      16.46        5.842           356       85.16        662
12.000 - 12.499                      113      23,568,611.45      10.62        6.190           356       82.19        646
12.500 - 12.999                      279      53,638,996.48      24.17        6.531           356       84.93        640
13.000 - 13.499                      150      26,091,018.78      11.76        6.886           357       84.70        638
13.500 - 13.999                      215      36,896,026.37      16.62        7.376           357       86.75        630
14.000 - 14.499                       63      11,252,109.36       5.07        7.731           357       84.11        622
14.500 - 14.999                       74      11,330,226.26       5.11        8.154           357       86.54        614
15.000+                               49       9,267,503.65       4.18        7.757           358       80.11        620
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             1,150     221,937,323.08     100.00        6.682           356       84.57        640


                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
INITIAL PERIODIC RATE CAP          LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
2.300                                  1          83,936.14       0.04        8.840           343       80.00        724
3.000                              1,149     221,853,386.94      99.96        6.681           356       84.57        640
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             1,150     221,937,323.08     100.00        6.682           356       84.57        640



                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
SUBSEQUENT PERIODIC RATE CAP       LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
1.000                              1,084     205,020,200.87      92.38        6.723           357       84.87        641
1.500                                 44      10,635,722.94       4.79        6.431           357       81.11        631
2.000                                 22       6,281,399.27       2.83        5.774           353       80.76        625
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             1,150     221,937,323.08     100.00        6.682           356       84.57        640


               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                              GROUP I MORTGAGE LOAN STATISTICS

                                  AS OF THE CUT-OFF DATE

                                                                           MINIMUM          MAXIMUM
                                                                          ---------        ----------
Scheduled Principal Balance                    $ 429,745,906.28       $   20,367.10   $    652,065.62
Average Scheduled Principal Balance            $     179,509.57
Number of Mortgage Loans                                  2,394

Weighted Average Gross Coupon                            6.762%              5.250%           12.400%
Weighted Average FICO Score                                 647                 525               810
Weighted Average Combined Original LTV                   82.39%               9.52%           100.00%

Weighted Average Original Term                       350 months          120 months        360 months
Weighted Average Stated Remaining Term               345 months          113 months        360 months
Weighted Average Seasoning                             4 months            0 months         24 months

Maturity Date                                                      November 1, 2014      June 1, 2035
Maximum Zip Code Concentration
                                                           0.48% 11236


               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
CURRENT PRINCIPAL BALANCE          LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
       0.01 - 50,000.00               62       2,308,058.98       0.54        9.672           209       82.80        638
 50,000.01 - 100,000.00              514      40,489,877.08       9.42        7.549           332       84.00        638
100,000.01 - 150,000.00              557      69,657,923.49      16.21        7.093           343       84.45        643
150,000.01 - 200,000.00              448      78,111,905.60      18.18        6.860           345       83.25        643
200,000.01 - 250,000.00              272      60,489,794.15      14.08        6.617           346       81.52        651
250,000.01 - 300,000.00              221      60,651,628.24      14.11        6.534           348       81.43        638
300,000.01 - 350,000.00              150      48,265,114.43      11.23        6.373           352       81.67        657
350,000.01 - 400,000.00               92      34,429,037.52       8.01        6.302           349       79.48        658
400,000.01 - 450,000.00               46      19,481,583.85       4.53        6.363           355       81.85        657
450,000.01 - 500,000.00               27      12,873,497.28       3.00        6.481           355       81.71        659
500,000.01 - 550,000.00                1         529,655.30       0.12        6.880           357       90.00        593
550,000.01 - 600,000.00                2       1,181,106.84       0.27        5.313           347       65.31        724
600,000.01 - 650,000.00                1         624,657.90       0.15        8.990           359       89.54        623
650,000.01 - 700,000.00                1         652,065.62       0.15        6.125           359       80.00        765
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             2,394     429,745,906.28     100.00        6.762           345       82.39        647


                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
CURRENT GROSS RATE                 LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
 5.000 -  5.499                       18       5,834,916.71       1.36        5.354          338        73.27        713
 5.500 -  5.999                      472     114,072,037.71      26.54        5.870          343        77.62        667
 6.000 -  6.499                      254      55,556,042.63      12.93        6.212          348        79.60        654
 6.500 -  6.999                      593     112,470,259.08      26.17        6.794          350        83.13        641
 7.000 -  7.499                      344      53,986,934.42      12.56        7.271          347        85.61        637
 7.500 -  7.999                      465      64,249,773.86      14.95        7.758          346        88.34        627
 8.000 -  8.499                      100      11,248,087.04       2.62        8.253          338        88.23        627
 8.500 -  8.999                       77       8,679,215.10       2.02        8.715          344        87.63        624
 9.000 -  9.499                       20       1,153,904.25       0.27        9.310          245        86.48        622
 9.500 -  9.999                       25       1,362,559.30       0.32        9.846          255        82.16        611
10.000 - 10.499                        8         413,611.61       0.10       10.350          263        82.37        591
10.500 - 10.999                        8         285,290.48       0.07       10.708          197        91.64        615
11.000 - 11.499                        7         273,341.08       0.06       11.129          189        73.22        634
11.500 - 11.999                        1          33,787.92       0.01       11.875          177        26.88        624
12.000 - 12.499                        2         126,145.09       0.03       12.269          156        70.96        602
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             2,394     429,745,906.28     100.00        6.762          345        82.39        647


               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
FICO                               LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
525 - 549                             50       9,544,256.09       2.22        7.275           355       74.42        535
550 - 574                             68      11,302,880.29       2.63        7.459           350       80.24        565
575 - 599                            288      47,923,662.92      11.15        7.043           341       81.97        589
600 - 624                            427      73,125,063.71      17.02        6.983           344       83.01        613
625 - 649                            537      89,741,706.10      20.88        6.851           346       82.82        637
650 - 674                            428      80,071,232.25      18.63        6.651           347       82.66        660
675 - 699                            334      64,340,558.64      14.97        6.525           344       83.52        686
700+                                 262      53,696,546.28      12.49        6.275           346       81.29        735
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             2,394     429,745,906.28     100.00        6.762           345       82.39        647


                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
COMBINED ORIGINAL LTV              LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
    0.00 - 49.99                      48       6,799,785.32       1.58        6.650           323       39.50        640
   50.00 - 54.99                      32       6,691,629.72       1.56        6.312           333       53.21        652
   55.00 - 59.99                      39       7,874,467.60       1.83        6.247           332       57.97        652
   60.00 - 64.99                      51       9,944,641.75       2.31        6.327           341       62.87        653
   65.00 - 69.99                      87      20,093,809.14       4.68        6.227           344       67.64        662
   70.00 - 74.99                     122      26,177,231.19       6.09        6.473           342       72.60        635
   75.00 - 79.99                     247      49,738,687.56      11.57        6.542           347       77.46        642
   80.00                             462      80,201,767.77      18.66        6.577           347       80.00        653
   80.01 - 84.99                     148      28,278,960.19       6.58        6.613           344       83.35        634
   85.00 - 89.99                     342      64,411,778.03      14.99        6.857           351       86.74        640
   90.00 - 94.99                     409      69,521,888.52      16.18        7.002           346       90.76        643
   95.00 - 99.99                     128      20,134,274.71       4.69        7.386           343       95.78        643
100.00                               279      39,876,984.78       9.28        7.392           343      100.00        670
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             2,394     429,745,906.28     100.00        6.762           345       82.39        647


                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
ORIGINAL TERM (MONTHS)             LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
120                                    2         332,070.23       0.08        6.737           113       75.86        609
180                                  142      13,645,524.78       3.18        7.300           175       78.83        644
240                                  109      14,718,286.80       3.42        6.960           236       81.75        647
300                                    9       1,697,165.60       0.39        6.204           293       76.74        678
360                                2,132     399,352,858.87      92.93        6.739           356       82.56        647
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             2,394     429,745,906.28     100.00        6.762           345       82.39        647


               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       34

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
STATED REMAINING TERM (MONTHS)     LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
------------------------------     -----     --------------   --------     --------    ----------    --------    -------
 61 - 120                              2         332,070.23       0.08        6.737           113       75.86        609
121 - 180                            142      13,645,524.78       3.18        7.300           175       78.83        644
181 - 240                            109      14,718,286.80       3.42        6.960           236       81.75        647
241 - 300                              9       1,697,165.60       0.39        6.204           293       76.74        678
301 - 360                          2,132     399,352,858.87      92.93        6.739           356       82.56        647
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             2,394     429,745,906.28     100.00        6.762           345       82.39        647



                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
FRM/ARM                            LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
Fixed                              2,394     429,745,906.28     100.00        6.762           345       82.39        647
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             2,394     429,745,906.28     100.00        6.762           345       82.39        647



                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
PRODUCT                            LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
Fixed 30 yr                        2,132     399,352,858.87      92.93        6.739           356       82.56        647
Fixed 20 yr                          109      14,718,286.80       3.42        6.960           236       81.75        647
Fixed 15 yr                           88      10,891,399.31       2.53        6.819           175       77.74        643
Balloon 15 yr                         54       2,754,125.47       0.64        9.205           176       83.11        644
Fixed 25 yr                            9       1,697,165.60       0.39        6.204           293       76.74        678
Fixed 10 yr                            2         332,070.23       0.08        6.737           113       75.86        609
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             2,394     429,745,906.28     100.00        6.762           345       82.39        647




                                                                                        WEIGHTED
                                                                           WEIGHTED     AVERAGE      WEIGHTED
                                                 CURRENT       PCT BY      AVERAGE       STATED      AVERAGE    WEIGHTED
PREPAYMENT PENALTY ORIGINAL TERM    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
(MONTHS)                           LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
--------------------------------   -----     --------------   --------     --------    ----------    --------    -------
 0                                    94      13,045,518.34       3.04       7.744            342       84.05        640
 6                                     6         768,956.07       0.18       7.236            355       89.64        655
12                                    92      17,344,774.61       4.04       7.080            339       79.83        646
24                                    72      10,817,318.26       2.52       7.424            339       84.25        650
36                                   510      84,676,839.24      19.70       6.975            345       82.31        650
48                                    14       1,715,136.44       0.40       7.548            338       87.51        634
60                                 1,606     301,377,363.32      70.13       6.612            346       82.37        647
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             2,394     429,745,906.28     100.00       6.762            345       82.39        647


               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
LIEN                               LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
First Lien                         2,331     427,013,494.24      99.36        6.744           346       82.33        647
Second Lien                           63       2,732,412.04       0.64        9.627           187       91.81        644
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             2,394     429,745,906.28     100.00        6.762           345       82.39        647

                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
DOCUMENT TYPE                      LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
Full Doc                           1,907     322,575,455.59      75.06        6.757          345        83.90        643
SI                                   471     103,365,288.58      24.05        6.789          347        77.96        659
Alt Doc                               11       2,945,065.84       0.69        6.452          331        75.49        654
Lite Doc                               5         860,096.27       0.20        6.549          353        67.95        678
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             2,394     429,745,906.28     100.00        6.762           345       82.39        647

                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
LOAN PURPOSE                       LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
Cashout Refinance                  2,036     365,974,043.36     85.16         6.761           345       81.98        644
Purchase                             174      33,091,234.03      7.70         6.763           351       85.19        677
Rate/Term Refinance                  184      30,680,628.89      7.14         6.780           337       84.27        653
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             2,394     429,745,906.28    100.00         6.762           345       82.39        647


               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       36

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
PROPERTY TYPE                      LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
Single Family Detached             2,165     384,404,216.24      89.45        6.767           345       82.72        647
Duplex                               126      27,934,198.34       6.50        6.691           345       78.24        647
Condominium                           93      15,077,200.69       3.51        6.678           343       82.13        654
Triplex                                5       1,302,088.87       0.30        7.080           357       82.11        665
Quadruplex                             4       1,002,269.00       0.23        7.799           358       73.06        628
Townhouse                              1          25,933.14       0.01       11.300           172      100.00        626
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             2,394     429,745,906.28     100.00        6.762           345       82.39        647

                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
OCCUPANCY TYPE                     LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
Owner-Occupied                     2,287     414,103,155.92      96.36        6.741           346        82.60       647
Non-Owner Occupied                   105      15,435,492.28       3.59        7.323           341        76.64       661
Second Home                            2         207,258.08       0.05        8.208           356        90.00       676
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             2,394     429,745,906.28     100.00        6.762           345        82.39       647


               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       37

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
STATE                              LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
New York                             227      56,734,128.13      13.20        6.532           342       78.24        640
California                           150      43,028,916.84      10.01        6.179           350       74.16        674
Maryland                             166      31,959,226.13       7.44        6.843           348       82.22        633
New Jersey                           128      28,938,032.60       6.73        6.382           345       77.02        643
Massachusetts                        103      26,846,418.42       6.25        6.438           349       82.07        641
Ohio                                 198      24,932,057.90       5.80        6.934           341       86.56        651
Illinois                             123      22,034,038.44       5.13        7.176           348       85.10        629
Virginia                             120      20,419,199.96       4.75        6.765           340       84.50        643
Georgia                              128      20,398,527.80       4.75        6.937           348       88.86        661
Florida                              137      20,308,557.31       4.73        7.011           345       83.03        642
Pennsylvania                         103      16,154,532.99       3.76        7.052           347       87.03        643
Michigan                             107      15,039,090.21       3.50        6.938           342       85.48        656
Connecticut                           67      12,752,693.93       2.97        6.625           346       79.05        644
Indiana                               81       8,588,068.44       2.00        7.038           348       87.34        649
Rhode Island                          33       7,808,645.24       1.82        6.659           351       83.24        660
Tennessee                             56       6,925,347.27       1.61        7.210           335       88.61        648
North Carolina                        41       6,428,779.40       1.50        7.236           345       87.39        666
Missouri                              54       6,404,452.07       1.49        7.486           351       88.39        636
Arizona                               28       4,809,469.64       1.12        6.606           351       83.47        647
South Carolina                        29       4,650,403.02       1.08        7.069           337       85.54        653
New Hampshire                         18       3,988,462.85       0.93        6.665           353       82.20        659
Delaware                              24       3,591,047.68       0.84        6.644           346       84.64        645
Maine                                 21       3,570,111.53       0.83        6.825           357       84.80        618
Kentucky                              30       3,551,819.67       0.83        7.204           349       85.38        649
Wisconsin                             27       3,420,385.10       0.80        7.231           354       86.53        655
Minnesota                             21       3,196,579.23       0.74        6.702           346       85.22        674
Alabama                               26       3,189,005.74       0.74        7.369           328       88.90        634
Nevada                                15       2,584,374.41       0.60        7.372           333       82.07        633
Texas                                 18       2,442,674.00       0.57        7.419           353       81.28        653
New Mexico                            18       2,386,305.83       0.56        7.284           310       86.70        613
Kansas                                19       1,968,068.42       0.46        7.458           331       89.80        652
Oklahoma                              17       1,837,470.88       0.43        7.251           334       88.81        651
Oregon                                 8       1,746,865.46       0.41        7.005           356       89.37        661
Utah                                   7       1,390,025.06       0.32        6.485           356       84.84        660
Washington                             9       1,373,807.77       0.32        7.161           342       90.46        654
Colorado                               9       1,247,152.97       0.29        7.166           344       83.60        651
Nebraska                              10       1,191,954.82       0.28        7.517           345       86.63        679
Arkansas                               6         861,603.02       0.20        7.519           358       88.00        637
Iowa                                   6         455,497.73       0.11        8.178           357       91.64        626
Idaho                                  4         354,029.51       0.08        7.079           355       76.97        650
Vermont                                1         147,656.34       0.03        7.320           357       80.00        642
South Dakota                           1          90,422.52       0.02        6.990           237       85.00        668
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             2,394     429,745,906.28     100.00        6.762           345       82.39        647

               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       38

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                 GROUP II MORTGAGE LOAN STATISTICS

                                       AS OF THE CUT-OFF DATE
                                                                             MINIMUM            MAXIMUM
                                                                           ------------     --------------
Scheduled Principal Balance                      $ 221,937,323.08         $   36,279.51      $  707,284.19
Average Scheduled Principal Balance              $     192,988.98
Number of Mortgage Loans                                    1,150
Weighted Average Gross Coupon                              6.682%                4.500%            10.250%
Weighted Average FICO Score                                   640                   525                801
Weighted Average Combined Original LTV                     84.57%                30.00%            100.00%
Weighted Average Combined Original Term                360 months            360 months         360 months
Weighted Average Stated Remaining Term                 356 months            340 months         360 months
Weighted Average Seasoning                               4 months              0 months          20 months
Weighted Average Gross Margin                              6.324%                1.800%            10.125%
Weighted Average Minimum Interest Rate                     6.664%                4.270%            10.250%
Weighted Average Maximum Interest Rate                    13.010%               10.500%            17.990%
Weighted Average Initial Rate Cap                          3.000%                2.300%             3.000%
Weighted Average Subsequent Rate Cap                       1.052%                1.000%             2.000%
Weighted Average Months to Roll                         27 months              4 months          60 months
Maturity Date                                                           October 1, 2033       June 1, 2035
Maximum Zip Code Concentration                              0.57%  11203


               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       39

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
CURRENT PRINCIPAL BALANCE ($)      LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
      0.01 - 50,000.00                 3         136,128.43       0.06        6.832           358       82.76        650
 50,000.01 - 100,000.00              207      16,558,400.49       7.46        7.192           356       85.78        630
100,000.01 - 150,000.00              298      37,053,080.48      16.70        6.870           357       84.52        636
150,000.01 - 200,000.00              212      36,623,515.88      16.50        6.877           357       86.02        636
200,000.01 - 250,000.00              146      32,742,978.84      14.75        6.656           356       85.08        636
250,000.01 - 300,000.00              103      28,190,644.42      12.70        6.595           356       83.28        633
300,000.01 - 350,000.00               68      22,210,374.79      10.01        6.310           356       83.01        651
350,000.01 - 400,000.00               51      19,099,461.88       8.61        6.487           356       85.41        654
400,000.01 - 450,000.00               24      10,128,126.74       4.56        6.463           356       86.25        657
450,000.01 - 500,000.00               27      12,919,429.05       5.82        6.373           356       81.84        657
500,000.01 - 550,000.00                6       3,157,996.23       1.42        6.271           356       86.10        624
550,000.01 - 600,000.00                3       1,726,271.53       0.78        7.257           358       83.20        642
650,000.01 - 700,000.00                1         683,630.13       0.31        5.990           358       84.99        611
700,000.01 - 750,000.00                1         707,284.19       0.32        6.250           356       60.68        675
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             1,150     221,937,323.08     100.00        6.682           356       84.57        640

                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
CURRENT GROSS RATE                 LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
 4.500 -  4.999                       15       3,037,667.75       1.37        4.895           355       76.27        658
 5.000 -  5.499                       46      12,508,577.24       5.64        5.312           355       82.02        656
 5.500 -  5.999                      219      49,666,031.82      22.38        5.828           355       83.73        657
 6.000 -  6.499                      161      31,787,079.33      14.32        6.256           356       81.80        648
 6.500 -  6.999                      293      56,503,072.23      25.46        6.778           357       86.06        642
 7.000 -  7.499                      128      22,809,136.15      10.28        7.263           357       84.89        631
 7.500 -  7.999                      194      31,885,823.24      14.37        7.740           357       86.75        618
 8.000 -  8.499                       45       6,986,439.18       3.15        8.247           357       86.37        608
 8.500 -  8.999                       39       5,304,761.78       2.39        8.765           357       87.74        593
 9.000 -  9.499                        6         933,083.50       0.42        9.270           358       87.57        690
 9.500 -  9.999                        3         434,788.47       0.20        9.828           358       73.89        541
10.000 - 10.499                        1          80,862.39       0.04       10.250           356       71.05        554
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             1,150     221,937,323.08     100.00        6.682           356       84.57        640

               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       40

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
FICO                               LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
525 - 549                             47       8,276,154.71       3.73        7.614           357       75.64        535
550 - 574                             73      11,837,315.84       5.33        7.352           357       79.30        562
575 - 599                            136      24,609,672.34      11.09        7.139           357       84.06        588
600 - 624                            177      33,808,294.46      15.23        6.701           356       83.96        614
625 - 649                            251      48,473,283.62      21.84        6.575           356       85.45        636
650 - 674                            228      43,602,424.32      19.65        6.480           356       86.33        660
675 - 699                            134      29,087,398.46      13.11        6.417           356       85.04        685
700+                                 104      22,242,779.33      10.02        6.419           356       86.23        732
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             1,150     221,937,323.08     100.00        6.682           356       84.57        640



                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
COMBINED ORIGINAL LTV              LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
  0.00 - 49.99                        10       1,955,216.90       0.88        6.373           356       40.18        635
 50.00 - 54.99                         4         832,195.02       0.37        6.383           358       53.74        650
 55.00 - 59.99                         7       1,556,295.39       0.70        6.551           357       56.35        598
 60.00 - 64.99                        15       3,299,029.04       1.49        6.527           356       61.82        605
 65.00 - 69.99                        18       3,073,612.77       1.38        6.379           356       66.53        615
 70.00 - 74.99                        43       8,879,674.07       4.00        6.562           356       72.38        613
 75.00 - 79.99                       106      23,615,790.27      10.64        6.430           357       77.10        644
 80.00 - 80.00                       324      56,530,896.12      25.47        6.532           356       80.00        643
 80.01 - 84.99                        51      12,803,277.27       5.77        6.482           356       83.54        620
 85.00 - 89.99                       144      29,873,253.61      13.46        6.774           357       86.53        628
 90.00 - 94.99                       193      39,266,319.29      17.69        6.897           357       90.59        647
 95.00 - 99.99                        97      16,628,849.02       7.49        6.929           356       95.64        644
100.00                               138      23,622,914.31      10.64        6.905           356      100.00        665
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             1,150     221,937,323.08     100.00        6.682           356       84.57       640



                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
ORIGINAL TERM (MONTHS)             LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
360                                1,150     221,937,323.08     100.00        6.682           356       84.57        640
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             1,150     221,937,323.08     100.00        6.682           356       84.57        640



               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
STATED REMAINING TERM (MONTHS)     LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
301 - 360                          1,150     221,937,323.08     100.00        6.682           356       84.57        640
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             1,150     221,937,323.08     100.00        6.682           356       84.57        640


                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
FRM/ARM                            LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
Adjustable                         1,150     221,937,323.08     100.00        6.682           356       84.57        640
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             1,150     221,937,323.08     100.00        6.682           356       84.57        640


                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
PRODUCT                            LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
ARM 2/28                             739     141,271,231.35      63.65        6.786           356       84.67        639
ARM 3/27                             316      60,430,945.56      27.23        6.517           356       84.79        643
ARM 5/25                              95      20,235,146.17       9.12        6.450           358       83.26        639
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             1,150     221,937,323.08     100.00        6.682           356       84.57        640


               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                                 WEIGHTED
                                                                                    WEIGHTED      AVERAGE     WEIGHTED
                                                          CURRENT         PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL         CURR         GROSS     REMAINING     COMBINED    AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)   LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------------------   -----     --------------   --------     --------    ----------    --------    -------
 0                                            154      27,855,557.10      12.55        7.027           357       81.71        638
 6                                              3         310,270.10       0.14        6.084           355       84.05        657
12                                            121      32,096,102.90      14.46        6.765           356       82.86        636
24                                            398      77,822,587.29      35.07        6.578           356       85.29        647
36                                            357      63,236,268.60      28.49        6.661           356       85.25        637
48                                              2         293,648.74       0.13        7.360           357       96.85        605
60                                            115      20,322,888.35       9.16        6.540           358       86.15        635
-----------------------------               -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                                      1,150     221,937,323.08     100.00        6.682           356       84.57        640


                                                                                                 WEIGHTED
                                                                                    WEIGHTED      AVERAGE     WEIGHTED
                                                          CURRENT         PCT BY     AVERAGE      STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL         CURR       GROSS     REMAINING     COMBINED    AVERAGE
LIEN                                        LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------------------   -----     --------------   --------     --------    ----------    --------    -------
First Lien                                   1,150    221,937,323.08     100.00        6.682           356       84.57        640
-----------------------------------------   -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                                      1,150     221,937,323.08     100.00        6.682           356       84.57       640



                                                                                                 WEIGHTED
                                                                                    WEIGHTED      AVERAGE     WEIGHTED
                                                          CURRENT         PCT BY     AVERAGE      STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL         CURR       GROSS     REMAINING     COMBINED    AVERAGE
DOCUMENTATION TYPE                           LOANS         BALANCE     PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------------------   -----     --------------   --------     --------    ----------    --------    -------
Full Doc                                      807     143,094,347.20      64.48        6.622           356        86.60       633
SI                                            335      76,739,778.93      34.58        6.793           357        80.70       655
Alt Doc                                         7       1,794,199.73       0.81        6.763           357        89.61       618
Lite Doc                                        1         308,997.22       0.14        6.130           358        80.00       658
-----------------------------------------   -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                                      1,150     221,937,323.08     100.00        6.682           356        84.57       640



               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
LOAN PURPOSE                       LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
Cashout Refinance                    830     164,175,112.29      73.97        6.645           356       84.58        635
Purchase                             260      47,524,701.27      21.41        6.828           357       83.82        659
Rate/Term Refinance                   60      10,237,509.52       4.61        6.596           357       87.89        645
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             1,150     221,937,323.08     100.00        6.682           356       84.57        640



                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
PROPERTY TYPE                      LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
Single Family Detached             1,035     196,397,522.98      88.49        6.666           356       84.94        640
Duplex                                61      16,911,880.35       7.62        6.697           357       79.53        640
Condominium                           50       7,895,531.93       3.56        6.972           357       86.22        651
Quadruplex                             2         540,447.69       0.24        7.179           357       81.73        661
Townhouse                              2         191,940.13       0.09        7.977           356       97.24        613
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             1,150     221,937,323.08    100.00         6.682           356       84.57        640



                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
OCCUPANCY TYPE                     LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
Owner-Occupied                     1,104     213,523,632.03      96.21        6.655           356        84.85       639
Non-Owner Occupied                    46       8,413,691.05       3.79        7.372           357        77.52       676
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             1,150     221,937,323.08     100.00        6.682           356        84.57       640


               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                        WEIGHTED
                                                                           WEIGHTED      AVERAGE     WEIGHTED
                                                 CURRENT       PCT BY       AVERAGE      STATED       AVERAGE    WEIGHTED
                                    # OF        PRINCIPAL       CURR         GROSS     REMAINING     COMBINED    AVERAGE
STATE                              LOANS         BALANCE      PRIN BAL      COUPON        TERM       ORIG LTV     FICO
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
New York                              94      29,952,753.33      13.50        6.569           357       80.57        630
Michigan                             151      21,680,368.96       9.77        6.889           356       84.30        642
California                            68      21,426,779.61       9.65        6.363           355       81.85        649
Florida                               95      16,666,692.51       7.51        6.989           357       84.34        634
New Jersey                            61      14,581,443.33       6.57        6.586           357       86.43        635
Massachusetts                         47      12,789,101.99       5.76        6.374           357       82.57        634
Illinois                              55       9,995,618.57       4.50        6.885           357       84.98        643
Maryland                              44       9,812,801.51       4.42        6.457           356       87.49        642
Virginia                              40       7,880,033.48       3.55        6.742           357       84.78        625
Georgia                               43       6,824,700.97       3.08        6.669           356       91.70        655
Indiana                               57       6,553,813.43       2.95        6.514           356       86.42        641
Ohio                                  50       6,412,384.37       2.89        6.731           356       88.78        637
North Carolina                        38       5,430,731.95       2.45        6.842           357       84.07        651
Connecticut                           21       5,094,457.31       2.30        6.760           358       84.21        635
Minnesota                             23       4,951,000.70       2.23        6.734           357       86.90        659
Missouri                              34       4,638,107.69       2.09        6.984           357       92.10        636
Nevada                                19       4,602,471.03       2.07        6.413           356       78.33        657
Wisconsin                             24       4,125,713.81       1.86        6.722           356       81.48        667
Pennsylvania                          27       4,024,085.68       1.81        6.878           357       87.28        629
Arizona                               23       3,051,553.86       1.37        6.981           356       86.44        633
Rhode Island                          12       2,845,445.69       1.28        6.643           357       84.14        623
Alabama                               14       2,194,360.13       0.99        6.724           357       87.35        638
Tennessee                             17       2,194,085.13       0.99        6.948           357       85.57        639
South Carolina                        15       2,190,970.46       0.99        7.032           358       85.72        660
Colorado                              11       2,145,415.26       0.97        6.769           356       86.30        681
Kansas                                15       1,770,645.65       0.80        7.049           356       89.80        642
Kentucky                              13       1,527,255.76       0.69        7.191           357       94.72        653
Utah                                   8       1,496,446.76       0.67        6.290           356       83.84        672
New Hampshire                          4       1,002,234.70       0.45        6.390           356       84.82        624
Washington                             6         860,306.42       0.39        7.175           356       80.00        638
Texas                                  4         785,469.75       0.35        6.827           356       91.88        653
New Mexico                             7         705,945.28       0.32        7.070           358       88.60        659
Arkansas                               2         550,408.06       0.25        7.533           358       89.60        621
Maine                                  2         417,906.12       0.19        6.454           358       90.00        619
Oregon                                 1         165,050.81       0.07        6.540           359       79.42        650
Montana                                1         135,626.14       0.06        5.950           358       90.00        669
Iowa                                   1         127,437.81       0.06        6.300           357       90.00        664
Nebraska                               1         118,538.85       0.05        5.500           358       80.00        651
Delaware                               1         109,412.45       0.05        6.650           354      100.00        648
Idaho                                  1          99,747.76       0.04        6.900           357       73.80        658
-----------------------------      -----     --------------   --------     --------    ----------    --------    -------
TOTAL:                             1,150     221,937,323.08     100.00        6.682           356       84.57        640


               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                         WEIGHTED
                                                              WEIGHTED    AVERAGE    WEIGHTED
                                      CURRENT       PCT BY    AVERAGE     STATED      AVERAGE    WEIGHTED
                     # OF            PRINCIPAL       CURR      GROSS    REMAINING    COMBINED     AVERAGE
GROSS MARGIN         LOANS            BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV      FICO
----------------     -----       --------------    --------   --------  ---------    --------    -------
 1.500 -   1.999         1           357,136.31        0.16      4.990        358       76.99        636
 2.000 -   2.499         1           195,000.00        0.09      5.875        360       41.94        641
 2.500 -   2.999         6         1,819,378.62        0.82      6.110        359       75.98        631
 3.000 -   3.499         5         1,295,709.34        0.58      6.676        358       84.54        631
 3.500 -   3.999         4           801,301.83        0.36      6.961        359       79.82        602
 4.000 -   4.499        11         2,118,341.84        0.95      6.643        357       87.64        628
 4.500 -   4.999        36         8,408,827.08        3.79      5.472        356       78.38        665
 5.000 -   5.499       116        23,639,643.51       10.65      5.710        355       82.29        651
 5.500 -   5.999       217        46,915,593.41       21.14      6.117        355       84.88        653
 6.000 -   6.499       188        33,985,681.52       15.31      6.580        357       84.91        652
 6.500 -   6.999       226        43,628,118.44       19.66      7.079        357       86.84        634
 7.000 -   7.499       128        20,482,937.86        9.23      7.487        357       87.49        622
 7.500 -   7.999       169        32,123,684.92       14.47      7.278        357       82.55        622
 8.000 -   8.499        22         3,001,524.25        1.35      8.185        357       87.52        611
 8.500 -   8.999        17         2,520,618.09        1.14      8.888        357       84.18        586
 9.000 -   9.499         2           562,963.67        0.25      9.251        359       90.61        758
10.000 -  10.499         1            80,862.39        0.04     10.250        356       71.05        554
----------------     -----       --------------    --------   --------  ---------    --------    -------
TOTAL:               1,150       221,937,323.08      100.00      6.682        356       84.57        640

                                                                            WEIGHTED
                                                               WEIGHTED     AVERAGE     WEIGHTED
                                      CURRENT       PCT BY     AVERAGE      STATED       AVERAGE    WEIGHTED
                          # OF       PRINCIPAL       CURR       GROSS      REMAINING    COMBINED     AVERAGE
MINIMUM INTEREST RATE    LOANS        BALANCE      PRIN BAL     COUPON       TERM       ORIG LTV      FICO
---------------------    -----    --------------   --------    --------    ---------    --------    --------
4.000 - 4.499                3        263,041.59       0.12       4.908          355       80.00         671
4.500 - 4.999               18      3,939,860.05       1.78       5.176          356       76.94         648
5.000 - 5.499               52     12,993,769.83       5.85       5.401          355       82.03         656
5.500 - 5.999              214     47,827,023.13      21.55       5.902          355       83.78         654
6.000 - 6.499              162     31,240,922.79      14.08       6.322          356       82.61         648
6.500 - 6.999              273     52,114,978.93      23.48       6.865          357       87.10         645
7.000 - 7.499              129     22,235,462.22      10.02       7.363          357       85.19         631
7.500 - 7.999              230     41,596,253.82      18.74       7.352          357       84.47         619
8.000 - 8.499               30      4,528,856.80       2.04       8.305          358       85.81         603
8.500 - 8.999               33      4,210,805.27       1.90       8.899          357       88.36         591
9.000 +                      6        986,348.65       0.44       9.082          358       85.37         720
---------------------    -----    --------------   --------    --------    ---------    --------    --------
TOTAL:                   1,150    221,937,323.08     100.00       6.682          356       84.57         640


    F R I E D M A N              B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       46

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                             WEIGHTED
                                                                WEIGHTED     AVERAGE     WEIGHTED
                                      CURRENT        PCT BY     AVERAGE       STATED     AVERAGE     WEIGHTED
                          # OF       PRINCIPAL        CURR       GROSS      REMAINING    COMBINED    AVERAGE
MAXIMUM INTEREST RATE    LOANS        BALANCE       PRIN BAL     COUPON       TERM       ORIG LTV      FICO
---------------------    -----    --------------    --------    --------    ---------    --------    --------
10.500 - 10.999             14      2,880,046.57        1.30       5.087          356       76.88         658
11.000 - 11.499             37     10,472,594.01        4.72       5.304          355       82.45         660
11.500 - 11.999            156     36,540,190.15       16.46       5.842          356       85.16         662
12.000 - 12.499            113     23,568,611.45       10.62       6.190          356       82.19         646
12.500 - 12.999            279     53,638,996.48       24.17       6.531          356       84.93         640
13.000 - 13.499            150     26,091,018.78       11.76       6.886          357       84.70         638
13.500 - 13.999            215     36,896,026.37       16.62       7.376          357       86.75         630
14.000 - 14.499             63     11,252,109.36        5.07       7.731          357       84.11         622
14.500 - 14.999             74     11,330,226.26        5.11       8.154          357       86.54         614
15.000 +                    49      9,267,503.65        4.18       7.757          358       80.11         620
---------------------    -----    --------------    --------    --------    ---------    --------    --------
TOTAL:                   1,150    221,937,323.08      100.00       6.682          356       84.57         640

                                                                                WEIGHTED
                                                                    WEIGHTED    AVERAGE      WEIGHTED
                                          CURRENT        PCT BY      AVERAGE     STATED      AVERAGE     WEIGHTED
                              # OF       PRINCIPAL        CURR        GROSS     REMAINING    COMBINED    AVERAGE
INITIAL PERIODIC RATE CAP    LOANS        BALANCE       PRIN BAL     COUPON       TERM       ORIG LTV     FICO
-------------------------    -----    --------------    --------    --------    ---------    --------    --------
2.300                            1         83,936.14        0.04       8.840          343       80.00         724
3.000                        1,149    221,853,386.94       99.96       6.681          356       84.57         640
-------------------------    -----    --------------    --------    --------    ---------    --------    --------
TOTAL:                       1,150    221,937,323.08      100.00       6.682          356       84.57         640

                                                                                   WEIGHTED
                                                                       WEIGHTED    AVERAGE      WEIGHTED
                                            CURRENT         PCT BY      AVERAGE     STATED       AVERAGE    WEIGHTED
                                 # OF      PRINCIPAL         CURR        GROSS     REMAINING    COMBINED    AVERAGE
SUBSEQUENT PERIODIC RATE CAP    LOANS       BALANCE        PRIN BAL     COUPON       TERM       ORIG LTV      FICO
----------------------------    -----    --------------    --------    --------    ---------    --------    --------
1.000                           1,084    205,020,200.87       92.38       6.723          357       84.87         641
1.500                              44     10,635,722.94        4.79       6.431          357       81.11         631
2.000                              22      6,281,399.27        2.83       5.774          353       80.76         625
----------------------------    -----    --------------    --------    --------    ---------    --------    --------
TOTAL:                          1,150    221,937,323.08      100.00       6.682          356       84.57         640

     F R I E D M A N              B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       47

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                       GROUP IIA MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                             MINIMUM        MAXIMUM
                                                                         -------------  --------------
Scheduled Principal Balance                    $   121,937,282.79        $   36,279.51  $   414,698.25
Average Scheduled Principal Balance                $   166,353.73
Number of Mortgage Loans                                      733

Weighted Average Gross Coupon                               6.757%               4.790%         10.250%
Weighted Average FICO Score                                   635                  525             801
Weighted Average Combined Original LTV                      84.24%               31.52%         100.00%

Weighted Average Original Term                         360 months           360 months      360 months
Weighted Average Stated Remaining Term                 356 months           340 months      360 months
Weighted Average Seasoning                               4 months             0 months       20 months

Weighted Average Gross Margin                               6.345%               1.800%         10.125%
Weighted Average Minimum Interest Rate                      6.728%               4.270%         10.250%
Weighted Average Maximum Interest Rate                     13.105%              10.790%         17.990%
Weighted Average Initial Rate Cap                           3.000%               2.300%          3.000%
Weighted Average Subsequent Rate Cap                        1.043%               1.000%          2.000%
Weighted Average Months to Roll                         26 months             4 months       60 months

Maturity Date                                                          October 1, 2033    June 1, 2035
Maximum Zip Code Concentration                               0.63%   02151


    F R I E D M A N              B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       48

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                   WEIGHTED
                                                                       WEIGHTED     AVERAGE     WEIGHTED
                                             CURRENT        PCT BY     AVERAGE      STATED      AVERAGE     WEIGHTED
                                  # OF      PRINCIPAL        CURR       GROSS      REMAINING    COMBINED    AVERAGE
CURRENT PRINCIPAL BALANCE ($)    LOANS       BALANCE       PRIN BAL     COUPON       TERM       ORIG LTV      FICO
-----------------------------    -----    -------------    --------    --------    ---------    --------    --------
      0.01 -  50,000.00              1        36,279.51        0.03       8.500          355       90.00         582
 50,000.01 - 100,000.00            158    12,636,544.91       10.36       7.207          356       85.36         632
100,000.01 - 150,000.00            216    26,765,271.71       21.95       6.832          356       84.29         638
150,000.01 - 200,000.00            137    23,553,669.62       19.32       6.984          357       85.56         631
200,000.01 - 250,000.00             98    22,028,367.11       18.07       6.608          356       84.80         637
250,000.01 - 300,000.00             72    19,675,340.92       16.14       6.537          356       82.67         634
300,000.01 - 350,000.00             35    11,265,875.42        9.24       6.401          356       83.17         648
350,000.01 - 400,000.00             12     4,351,164.77        3.57       6.546          358       82.54         619
400,000.01 - 450,000.00              4     1,624,768.82        1.33       6.422          356       78.71         630
-----------------------------    -----   --------------    --------    --------    ---------    --------    --------
TOTAL:                             733   121,937,282.79      100.00       6.757          356       84.24         635

                                                                         WEIGHTED
                                                             WEIGHTED    AVERAGE      WEIGHTED
                                   CURRENT        PCT BY     AVERAGE      STATED       AVERAGE    WEIGHTED
                       # OF       PRINCIPAL        CURR       GROSS      REMAINING    COMBINED     AVERAGE
CURRENT GROSS RATE    LOANS        BALANCE       PRIN BAL     COUPON       TERM       ORIG LTV      FICO
------------------    -----    --------------    --------    --------    ---------    --------    --------
 4.500 -  4.999          13      2,559,962.58        2.10       4.944          356       78.72         660
 5.000 -  5.499          30      6,687,467.27        5.48       5.294          355       81.42         664
 5.500 -  5.999         119     21,575,429.93       17.69       5.824          355       82.14         652
 6.000 -  6.499          95     16,689,718.34       13.69       6.238          356       82.59         641
 6.500 -  6.999         193     32,915,579.08       26.99       6.776          357       84.94         636
 7.000 -  7.499          81     12,147,704.52        9.96       7.258          357       86.05         632
 7.500 -  7.999         137     20,592,701.90       16.89       7.752          357       86.97         617
 8.000 -  8.499          28      4,092,232.59        3.36       8.227          358       84.71         606
 8.500 -  8.999          30      4,051,778.28        3.32       8.798          357       85.27         590
 9.000 -  9.499           4        378,434.35        0.31       9.300          356       85.60         582
 9.500 -  9.999           2        165,411.56        0.14       9.792          358       80.22         563
10.000 - 10.499           1         80,862.39        0.07      10.250          356       71.05         554
------------------    -----    --------------    --------    --------    ---------    --------    --------
TOTAL:                  733    121,937,282.79      100.00       6.757          356       84.24         635

                                                                 WEIGHTED
                                                     WEIGHTED     AVERAGE     WEIGHTED
                           CURRENT        PCT BY     AVERAGE      STATED       AVERAGE    WEIGHTED
               # OF       PRINCIPAL        CURR       GROSS      REMAINING    COMBINED     AVERAGE
FICO          LOANS        BALANCE       PRIN BAL     COUPON       TERM       ORIG LTV      FICO
---------    ------    --------------    --------    --------    ---------    --------    --------
525 - 549        32      5,388,568.88        4.42       7.687          357       77.68         534
550 - 574        51      7,954,336.51        6.52       7.386          357       79.34         561
575 - 599        92     14,473,409.37       11.87       7.283          357       83.43         588
600 - 624       123     21,617,223.01       17.73       6.713          356       83.33         614
625 - 649       147     24,801,616.35       20.34       6.585          356       84.91         636
650 - 674       153     25,861,719.81       21.21       6.544          356       86.55         661
675 - 699        72     10,722,231.02        8.79       6.493          357       86.17         686
700 +            63     11,118,177.84        9.12       6.392          355       85.02         731
---------    ------    --------------    --------   ---------    ---------    --------    --------
TOTAL:          733    121,937,282.79      100.00       6.757          356       84.24         635

    F R I E D M A N              B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       49

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                            WEIGHTED
                                                                WEIGHTED    AVERAGE      WEIGHTED
                                      CURRENT        PCT BY     AVERAGE      STATED      AVERAGE     WEIGHTED
                          # OF       PRINCIPAL        CURR       GROSS      REMAINING    COMBINED    AVERAGE
COMBINED ORIGINAL LTV    LOANS        BALANCE       PRIN BAL     COUPON       TERM       ORIG LTV      FICO
---------------------    -----    --------------    --------    --------    ---------    --------    -------
 0.00 - 49.99                8      1,707,285.02        1.40       6.380          356       41.61        638
50.00 - 54.99                3        348,135.69        0.29       6.707          358       53.54        645
55.00 - 59.99                3        569,979.06        0.47       6.011          356       56.55        642
60.00 - 64.99               11      1,990,627.52        1.63       6.529          356       62.44        597
65.00 - 69.99               16      2,788,791.82        2.29       6.308          356       66.57        622
70.00 - 74.99               29      5,544,185.25        4.55       6.590          356       72.23        607
75.00 - 79.99               62     11,890,012.83        9.75       6.455          357       76.92        641
80.00 - 80.00              212     31,572,759.05       25.89       6.637          356       80.00        634
80.01 - 84.99               29      5,553,919.02        4.55       6.695          357       83.60        618
85.00 - 89.99               94     16,090,407.58       13.20       7.009          357       86.25        620
90.00 - 94.99              119     21,368,429.47       17.52       6.923          357       90.73        639
95.00 - 99.99               64      9,749,727.28        8.00       6.993          356       95.60        638
100.00                      83     12,763,023.20       10.47       6.878          356      100.00        671
---------------------    -----    --------------    --------    --------    ---------    --------    -------
TOTAL:                     733    121,937,282.79      100.00       6.757          356       84.24        635

                                                                             WEIGHTED
                                                                 WEIGHTED     AVERAGE     WEIGHTED
                                       CURRENT        PCT BY     AVERAGE      STATED      AVERAGE     WEIGHTED
                           # OF       PRINCIPAL        CURR       GROSS      REMAINING    COMBINED    AVERAGE
ORIGINAL TERM (MONTHS)    LOANS        BALANCE       PRIN BAL     COUPON       TERM       ORIG LTV     FICO
----------------------    -----    --------------    --------    --------    ---------    --------    --------
360                         733    121,937,282.79      100.00       6.757          356       84.24         635
----------------------    -----    --------------    --------    --------    ---------    --------    --------
TOTAL:                      733    121,937,282.79      100.00       6.757          356       84.24         635

                                                                                      WEIGHTED
                                                                         WEIGHTED     AVERAGE     WEIGHTED
                                              CURRENT         PCT BY      AVERAGE      STATED     AVERAGE    WEIGHTED
                                   # OF      PRINCIPAL         CURR       GROSS      REMAINING    COMBINED    AVERAGE
STATED REMAINING TERM (MONTHS)    LOANS       BALANCE        PRIN BAL     COUPON        TERM      ORIG LTV     FICO
------------------------------    -----    --------------    --------    --------    ---------    --------    -------
301 - 360                           733    121,937,282.79      100.00       6.757          356      84.24         635
------------------------------    -----    --------------    --------    --------    ---------    --------    -------
TOTAL:                              733    121,937,282.79      100.00       6.757          356      84.24         635

    F R I E D M A N              B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       50

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                 WEIGHTED
                                                     WEIGHTED    AVERAGE    WEIGHTED
                              CURRENT      PCT BY    AVERAGE      STATED    AVERAGE     WEIGHTED
                  # OF       PRINCIPAL      CURR      GROSS     REMAINING   COMBINED     AVERAGE
FRM/ARM          LOANS        BALANCE     PRIN BAL   COUPON        TERM     ORIG LTV      FICO
-------          -----    --------------  --------  ---------   ---------   --------    --------
Adjustable         733    121,937,282.79    100.00      6.757         356      84.24         635
-------          -----    --------------  --------  ---------   ---------   --------    --------
TOTAL:             733    121,937,282.79    100.00      6.757         356      84.24         635

                                                                WEIGHTED
                                                     WEIGHTED    AVERAGE    WEIGHTED
                              CURRENT      PCT BY     AVERAGE     STATED     AVERAGE    WEIGHTED
                  # OF       PRINCIPAL      CURR      GROSS     REMAINING   COMBINED     AVERAGE
PRODUCT          LOANS        BALANCE     PRIN BAL    COUPON      TERM      ORIG LTV      FICO
-------          -----    --------------  --------  ---------   ---------   --------    --------
ARM 2/28           484     80,138,524.82     65.72      6.862        356       84.36         634
ARM 3/27           219     34,988,747.64     28.69      6.594        356       84.51         639
ARM 5/25            30      6,810,010.33      5.58      6.365        357       81.47         635
-------          -----    --------------  --------  ---------   ---------   --------    --------
TOTAL:             733    121,937,282.79    100.00      6.757        356       84.24         635

                                                                                          WEIGHTED
                                                                              WEIGHTED     AVERAGE   WEIGHTED
                                                       CURRENT      PCT BY     AVERAGE      STATED    AVERAGE    WEIGHTED
                                           # OF       PRINCIPAL      CURR      GROSS      REMAINING  COMBINED     AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS) LOANS        BALANCE     PRIN BAL    COUPON       TERM     ORIG LTV      FICO
----------------------------------------- -----    --------------  --------  ---------   ---------   --------    --------
 0                                          112     18,289,818.55     15.00      6.993         357      80.58         631
 6                                            3        310,270.10      0.25      6.084         355      84.05         657
12                                           78     17,492,794.94     14.35      6.835         357      82.01         626
24                                          270     44,291,090.33     36.32      6.656         356      85.77         642
36                                          270     41,553,308.87     34.08      6.733         356      85.16         634
-------                                   -----    --------------  --------  ---------   ---------   --------    --------
TOTAL:                                      733    121,937,282.79    100.00      6.757         356      84.24         635

                                                                WEIGHTED
                                                     WEIGHTED    AVERAGE    WEIGHTED
                               CURRENT     PCT BY     AVERAGE     STATED     AVERAGE    WEIGHTED
                  # OF       PRINCIPAL      CURR      GROSS     REMAINING   COMBINED     AVERAGE
LIEN             LOANS        BALANCE     PRIN BAL    COUPON       TERM     ORIG LTV      FICO
----             -----    --------------  --------  ---------   ---------   --------    --------
First Lien         733    121,937,282.79    100.00      6.757        356       84.24         635
----             -----    --------------  --------  ---------   ---------   --------    --------
TOTAL:             733    121,937,282.79    100.00      6.757        356       84.24         635


               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                   WEIGHTED
                                                        WEIGHTED    AVERAGE    WEIGHTED
                                 CURRENT      PCT BY     AVERAGE     STATED    AVERAGE     WEIGHTED
                     # OF       PRINCIPAL      CURR      GROSS     REMAINING   COMBINED    AVERAGE
DOCUMENTATION TYPE  LOANS        BALANCE     PRIN BAL    COUPON       TERM     ORIG LTV      FICO
------------------  -----    --------------  --------  ---------   ---------   --------    --------
Full Doc              532     84,679,794.55     69.45      6.709         356      86.30         630
SI                    196     36,473,934.81     29.91      6.854         357      79.43         649
Alt Doc                 5        783,553.43      0.64      7.415         358      86.10         611
------------------  -----    --------------  --------  ---------   ---------   --------    --------
TOTAL:                733    121,937,282.79    100.00      6.757         356      84.24         635

                                                                   WEIGHTED
                                                        WEIGHTED    AVERAGE    WEIGHTED
                                 CURRENT      PCT BY     AVERAGE     STATED    AVERAGE     WEIGHTED
                     # OF       PRINCIPAL      CURR      GROSS     REMAINING   COMBINED    AVERAGE
LOAN PURPOSE        LOANS        BALANCE     PRIN BAL    COUPON      TERM      ORIG LTV      FICO
------------        -----    --------------  --------  ---------   ---------   --------    --------
Cashout Refinance     571    101,728,495.89     83.43      6.715       356       84.38          632
Purchase              121     14,042,903.30     11.52      7.052       356       81.93          656
Rate/Term Refinance    41      6,165,883.60      5.06      6.788       357       87.21          643
------------        -----    --------------  --------  ---------   ---------   --------    --------
TOTAL:                733    121,937,282.79    100.00      6.757       356       84.24          635

                                                                      WEIGHTED
                                                           WEIGHTED    AVERAGE    WEIGHTED
                                    CURRENT      PCT BY     AVERAGE     STATED    AVERAGE     WEIGHTED
                        # OF       PRINCIPAL      CURR      GROSS     REMAINING   COMBINED    AVERAGE
PROPERTY TYPE          LOANS        BALANCE     PRIN BAL    COUPON      TERM      ORIG LTV      FICO
-------------          -----    --------------  --------  ---------   ---------   --------    --------
Single Family Detached   658    106,000,577.57     86.93      6.756         356      84.92         635
Duplex                    43     11,293,292.01      9.26      6.743         357      78.01         635
Condominium               30      4,102,965.52      3.36      6.770         356      84.23         649
Quadruplex                 2        540,447.69      0.44      7.179         357      81.73         661
-------------          -----    --------------  --------  ---------   ---------   --------    --------
TOTAL:                   733    121,937,282.79    100.00      6.757         356      84.24         635

                                                                   WEIGHTED
                                                        WEIGHTED    AVERAGE    WEIGHTED
                                 CURRENT      PCT BY     AVERAGE     STATED    AVERAGE     WEIGHTED
                     # OF       PRINCIPAL      CURR      GROSS     REMAINING   COMBINED    AVERAGE
OCCUPANCY TYPE      LOANS        BALANCE     PRIN BAL    COUPON      TERM      ORIG LTV      FICO
--------------      -----    --------------  --------  ---------   ---------   --------    --------
Owner-Occupied        694    115,180,851.26     94.46      6.717         356      84.62         633
Non-Owner Occupied     39      6,756,431.53      5.54      7.448         358      77.81         679
--------------      -----    --------------  --------  ---------   ---------   --------    --------
TOTAL:                733    121,937,282.79    100.00      6.757         356      84.24         635


               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                         WEIGHTED
                                                             WEIGHTED     AVERAGE    WEIGHTED
                                     CURRENT       PCT BY     AVERAGE      STATED    AVERAGE     WEIGHTED
                       # OF         PRINCIPAL       CURR       GROSS     REMAINING   COMBINED     AVERAGE
STATE                 LOANS          BALANCE      PRIN BAL     COUPON       TERM     ORIG LTV      FICO
-----                 -----      --------------   --------   ---------   ---------   --------    --------
New York                 50       13,870,510.04      11.38       6.530         357      78.31         616
Michigan                105       13,635,050.94      11.18       6.915         356      84.81         637
New Jersey               42        8,925,127.79       7.32       6.708         357      84.38         620
California               33        7,858,954.08       6.45       6.539         355      79.55         643
Massachusetts            30        7,309,876.83       5.99       6.373         356      80.45         629
Illinois                 40        7,133,090.62       5.85       6.904         356      85.89         644
Florida                  46        6,404,922.62       5.25       7.032         356      83.52         629
Maryland                 26        5,521,521.58       4.53       6.602         356      87.19         636
Indiana                  41        4,264,292.49       3.50       6.457         356      86.89         648
Georgia                  25        3,676,260.70       3.01       6.599         356      92.45         648
Missouri                 27        3,585,690.06       2.94       6.918         357      92.19         638
North Carolina           28        3,456,695.11       2.83       7.150         357      86.01         636
Wisconsin                19        3,372,845.52       2.77       6.697         355      81.04         677
Ohio                     30        3,201,828.47       2.63       6.895         356      86.62         637
Connecticut              14        3,171,631.22       2.60       6.983         357      83.50         626
Minnesota                14        2,746,099.27       2.25       6.862         356      85.28         646
Pennsylvania             20        2,639,683.76       2.16       7.115         357      88.77         622
Virginia                 15        2,478,838.95       2.03       7.035         356      86.00         618
Arizona                  18        2,439,420.50       2.00       7.040         356      87.04         639
Colorado                 11        2,145,415.26       1.76       6.769         356      86.30         681
South Carolina           13        1,862,193.30       1.53       6.980         358      85.65         661
Nevada                   10        1,635,908.20       1.34       6.868         356      73.47         631
Rhode Island              6        1,451,303.58       1.19       6.440         357      83.63         623
Tennessee                13        1,383,523.16       1.13       6.878         356      86.70         626
Kansas                   12        1,328,268.70       1.09       6.861         356      87.87         638
Alabama                   8        1,249,667.44       1.02       6.422         357      89.34         638
New Hampshire             4        1,002,234.70       0.82       6.390         356      84.82         624
Kentucky                  7          862,618.65       0.71       7.205         357      98.51         661
Washington                6          860,306.42       0.71       7.175         356      80.00         638
New Mexico                6          535,243.47       0.44       7.189         358      88.15         629
Texas                     3          533,374.41       0.44       6.934         356      88.04         627
Utah                      4          500,715.82       0.41       6.572         357      80.00         652
Maine                     1          170,406.12       0.14       6.750         356      90.00         610
Montana                   1          135,626.14       0.11       5.950         358      90.00         669
Arkansas                  1          133,000.00       0.11       6.850         360      88.67         678
Iowa                      1          127,437.81       0.10       6.300         357      90.00         664
Nebraska                  1          118,538.85       0.10       5.500         358      80.00         651
Delaware                  1          109,412.45       0.09       6.650         354     100.00         648
Idaho                     1           99,747.76       0.08       6.900         357      73.80         658
-----                 -----      --------------   --------   ---------   ---------   --------    --------
TOTAL:                  733      121,937,282.79     100.00       6.757         356      84.24         635

               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                          WEIGHTED
                                                             WEIGHTED      AVERAGE   WEIGHTED
                                     CURRENT       PCT BY     AVERAGE      STATED    AVERAGE     WEIGHTED
                       # OF         PRINCIPAL       CURR       GROSS     REMAINING   COMBINED    AVERAGE
GROSS MARGIN          LOANS          BALANCE      PRIN BAL    COUPON       TERM      ORIG LTV      FICO
------------          -----      --------------   --------   ---------   ---------   --------    --------
 1.500 -  1.999           1          357,136.31       0.29       4.990         358      76.99         636
 2.000 -  2.499           1          195,000.00       0.16       5.875         360      41.94         641
 2.500 -  2.999           2          520,677.59       0.43       6.167         359      85.44         651
 3.000 -  3.499           4          868,082.19       0.71       6.669         358      80.35         608
 3.500 -  3.999           4          801,301.83       0.66       6.961         359      79.82         602
 4.000 -  4.499           9        1,555,237.74       1.28       7.041         357      89.48         629
 4.500 -  4.999          24        5,059,453.58       4.15       5.431         355      77.92         663
 5.000 -  5.499          75       12,572,422.73      10.31       5.731         355      82.80         653
 5.500 -  5.999         130       23,361,299.43      19.16       6.223         356      84.47         646
 6.000 -  6.499         109       17,687,484.61      14.51       6.601         357      84.43         650
 6.500 -  6.999         146       23,673,751.23      19.41       7.092         357      86.55         627
 7.000 -  7.499          88       12,828,586.81      10.52       7.462         357      87.56         620
 7.500 -  7.999         114       19,253,615.30      15.79       7.370         357      81.68         619
 8.000 -  8.499          12        1,547,747.56       1.27       8.496         357      85.27         594
 8.500 -  8.999          12        1,506,403.20       1.24       9.094         356      85.13         595
 9.000 -  9.499           1           68,220.29       0.06       9.260         355      95.00         590
10.000 - 10.499           1           80,862.39       0.07      10.250         356      71.05         554
------------          -----      --------------   --------   ---------   ---------   --------    --------
TOTAL:                  733      121,937,282.79     100.00       6.757         356      84.24         635


                                                                          WEIGHTED
                                                              WEIGHTED     AVERAGE    WEIGHTED
                                      CURRENT       PCT BY    AVERAGE       STATED    AVERAGE     WEIGHTED
                        # OF         PRINCIPAL       CURR       GROSS     REMAINING   COMBINED    AVERAGE
MINIMUM INTEREST RATE  LOANS          BALANCE      PRIN BAL    COUPON        TERM     ORIG LTV      FICO
---------------------  -----      --------------   --------   ---------   ---------   --------    --------
4.000 - 4.499              3          263,041.59       0.22       4.908         355      80.00         671
4.500 - 4.999             15        3,302,659.82       2.71       5.215         356      78.79         651
5.000 - 5.499             34        6,898,706.01       5.66       5.437         355      81.53         663
5.500 - 5.999            117       21,184,565.05      17.37       5.929         355      82.04         647
6.000 - 6.499             95       15,687,564.05      12.87       6.310         356      84.02         644
6.500 - 6.999            177       29,901,134.44      24.52       6.870         357      86.51         639
7.000 - 7.499             83       11,995,004.50       9.84       7.382         357      86.31         629
7.500 - 7.999            163       26,694,469.85      21.89       7.402         357      83.89         617
8.000 - 8.499             19        2,889,993.12       2.37       8.289         357      84.03         606
8.500 - 8.999             23        2,688,444.86       2.20       8.917         357      86.78         593
9.000+                     4          431,699.50       0.35       8.867         356      80.80         664
---------------------  -----      --------------   --------   ---------   ---------   --------    --------
TOTAL:                   733      121,937,282.79     100.00       6.757         356      84.24         635

               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005

                                                                          WEIGHTED
                                                              WEIGHTED     AVERAGE    WEIGHTED
                                     CURRENT        PCT BY     AVERAGE      STATED    AVERAGE     WEIGHTED
                        # OF        PRINCIPAL        CURR      GROSS      REMAINING   COMBINED    AVERAGE
MAXIMUM INTEREST RATE  LOANS         BALANCE       PRIN BAL    COUPON        TERM     ORIG LTV      FICO
---------------------  -----      --------------   --------   ---------   ---------   --------    --------
10.500 - 10.999           12        2,402,341.40       1.97       5.177         356      79.62         660
11.000 - 11.499           23        5,329,890.05       4.37       5.285         355      82.44         670
11.500 - 11.999           85       16,135,611.85      13.23       5.826         356      83.36         655
12.000 - 12.499           69       13,012,092.40      10.67       6.184         356      83.05         643
12.500 - 12.999          169       27,767,942.46      22.77       6.572         356      83.66         632
13.000 - 13.499           91       13,596,303.81      11.15       6.911         356      85.21         633
13.500 - 13.999          152       23,944,164.25      19.64       7.358         357      87.26         628
14.000 - 14.499           39        5,536,066.28       4.54       7.845         357      85.01         615
14.500 - 14.999           59        8,563,771.47       7.02       8.150         357      85.54         615
15.000+                   34        5,649,098.82       4.63       7.614         357      78.15         617
---------------------  -----      --------------   --------   ---------   ---------   --------    --------
TOTAL:                   733      121,937,282.79     100.00       6.757         356      84.24         635


                                                                              WEIGHTED
                                                                  WEIGHTED     AVERAGE    WEIGHTED
                                          CURRENT       PCT BY     AVERAGE     STATED     AVERAGE     WEIGHTED
                            # OF         PRINCIPAL       CURR       GROSS     REMAINING   COMBINED    AVERAGE
INITIAL PERIODIC RATE CAP  LOANS          BALANCE      PRIN BAL     COUPON       TERM     ORIG LTV      FICO
-------------------------  -----      --------------   --------   ---------   ---------   --------    --------
2.300                          1           83,936.14       0.07       8.840         343      80.00         724
3.000                        732      121,853,346.65      99.93       6.756         356      84.24         635
-------------------------  -----      --------------   --------   ---------   ---------   --------    --------
TOTAL:                       733      121,937,282.79     100.00       6.757         356      84.24         635

                                                                                WEIGHTED
                                                                    WEIGHTED    AVERAGE     WEIGHTED
                                            CURRENT       PCT BY     AVERAGE     STATED     AVERAGE     WEIGHTED
                              # OF         PRINCIPAL       CURR       GROSS     REMAINING   COMBINED    AVERAGE
SUBSEQUENT PERIODIC RATE CAP LOANS          BALANCE      PRIN BAL    COUPON       TERM      ORIG LTV      FICO
---------------------------- -----      --------------   --------   ---------   ---------   --------    --------
1.000                          697      114,041,063.49      93.52       6.796         356      84.59         636
1.500                           23        5,381,390.93       4.41       6.351         356      79.04         625
2.000                           13        2,514,828.37       2.06       5.844         353      79.43         616
---------------------------- -----      --------------   --------   ---------   ---------   --------    --------
TOTAL:                         733      121,937,282.79     100.00       6.757         356      84.24         635

               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                       GROUP IIB MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                            MINIMUM        MAXIMUM
                                                                        --------------  --------------
Scheduled Principal Balance                    $   100,000,040.29        $   49,890.31  $   707,284.19
Average Scheduled Principal Balance                $   239,808.25
Number of Mortgage Loans                                      417

Weighted Average Gross Coupon                               6.590%               4.500%          9.850%
Weighted Average FICO Score                                   647                  528             781
Weighted Average Combined Original LTV                      84.98%               30.00%         100.00%

Weighted Average Original Term                         360 months           360 months      360 months
Weighted Average Stated Remaining Term                 356 months           343 months      360 months
Weighted Average Seasoning                               4 months             0 months       17 months

Weighted Average Gross Margin                               6.297%               2.500%          9.000%
Weighted Average Minimum Interest Rate                      6.585%               4.500%          9.250%
Weighted Average Maximum Interest Rate                     12.893%              10.500%         17.250%
Weighted Average Initial Rate Cap                           3.000%               3.000%          3.000%
Weighted Average Subsequent Rate Cap                        1.064%               1.000%          2.000%
Weighted Average Months to Roll                         28 months             7 months       60 months

Maturity Date                                                          January 1, 2034    June 1, 2035
Maximum Zip Code Concentration                               1.17%   11003

     F R I E D M A N              B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       56

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                     WEIGHTED
                                                                        WEIGHTED      AVERAGE     WEIGHTED
                                              CURRENT        PCT BY      AVERAGE      STATED       AVERAGE    WEIGHTED
                                  # OF       PRINCIPAL        CURR        GROSS      REMAINING    COMBINED    AVERAGE
CURRENT PRINCIPAL BALANCE ($)    LOANS        BALANCE       PRIN BAL     COUPON        TERM       ORIG LTV      FICO
-----------------------------    -----    --------------    --------    --------     ---------    --------    --------
      0.01 - 50,000.00               2         99,848.92        0.10       6.225           359       80.12         674
 50,000.01 - 100,000.00             49      3,921,855.58        3.92       7.144           356       87.14         625
100,000.01 - 150,000.00             82     10,287,808.77       10.29       6.968           357       85.11         630
150,000.01 - 200,000.00             75     13,069,846.26       13.07       6.683           357       86.85         645
200,000.01 - 250,000.00             48     10,714,611.73       10.71       6.757           357       85.66         635
250,000.01 - 300,000.00             31      8,515,303.50        8.52       6.729           357       84.70         632
300,000.01 - 350,000.00             33     10,944,499.37       10.94       6.217           356       82.84         654
350,000.01 - 400,000.00             39     14,748,297.11       14.75       6.470           356       86.25         664
400,000.01 - 450,000.00             20      8,503,357.92        8.50       6.471           357       87.69         662
450,000.01 - 500,000.00             27     12,919,429.05       12.92       6.373           356       81.84         657
500,000.01 - 550,000.00              6      3,157,996.23        3.16       6.271           356       86.10         624
550,000.01 - 600,000.00              3      1,726,271.53        1.73       7.257           358       83.20         642
650,000.01 - 700,000.00              1        683,630.13        0.68       5.990           358       84.99         611
700,000.01 - 750,000.00              1        707,284.19        0.71       6.250           356       60.68         675
-----------------------------    -----    --------------    --------    --------     ---------    --------    --------
TOTAL:                             417    100,000,040.29      100.00       6.590           356       84.98         647

                                                                         WEIGHTED
                                                             WEIGHTED    AVERAGE      WEIGHTED
                                   CURRENT        PCT BY     AVERAGE      STATED      AVERAGE     WEIGHTED
                       # OF       PRINCIPAL        CURR       GROSS      REMAINING    COMBINED    AVERAGE
CURRENT GROSS RATE    LOANS        BALANCE       PRIN BAL     COUPON       TERM       ORIG LTV      FICO
------------------    -----    --------------    --------    --------    ---------    --------    --------
4.500 - 4.999             2        477,705.17        0.48       4.631          354       63.13         646
5.000 - 5.499            16      5,821,109.97        5.82       5.334          355       82.70         647
5.500 - 5.999           100     28,090,601.89       28.09       5.831          355       84.96         661
6.000 - 6.499            66     15,097,360.99       15.10       6.276          357       80.93         655
6.500 - 6.999           100     23,587,493.15       23.59       6.782          357       87.63         650
7.000 - 7.499            47     10,661,431.63       10.66       7.268          357       83.56         630
7.500 - 7.999            57     11,293,121.34       11.29       7.719          357       86.35         620
8.000 - 8.499            17      2,894,206.59        2.89       8.277          357       88.72         610
8.500 - 8.999             9      1,252,983.50        1.25       8.655          357       95.72         600
9.000 - 9.499             2        554,649.15        0.55       9.249          359       88.92         763
9.500 - 9.999             1        269,376.91        0.27       9.850          359       70.00         528
------------------    -----    --------------    --------    --------    ---------    --------    --------
TOTAL:                  417    100,000,040.29      100.00       6.590          356       84.98         647

    F R I E D M A N              B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       57

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                 WEIGHTED
                                                     WEIGHTED    AVERAGE     WEIGHTED
                           CURRENT        PCT BY     AVERAGE      STATED      AVERAGE    WEIGHTED
               # OF       PRINCIPAL        CURR       GROSS     REMAINING    COMBINED     AVERAGE
FICO          LOANS        BALANCE       PRIN BAL     COUPON      TERM       ORIG LTV      FICO
---------    ------    --------------    --------    --------    --------    --------    --------
525 - 549        15      2,887,585.83        2.89       7.478        358        71.84         536
550 - 574        22      3,882,979.33        3.88       7.284        357        79.22         564
575 - 599        44     10,136,262.97       10.14       6.932        357        84.96         588
600 - 624        54     12,191,071.45       12.19       6.678        357        85.07         613
625 - 649       104     23,671,667.27       23.67       6.564        356        86.01         636
650 - 674        75     17,740,704.51       17.74       6.388        356        86.02         659
675 - 699        62     18,365,167.44       18.37       6.373        356        84.38         685
700+             41     11,124,601.49       11.12       6.446        356        87.43         732
---------    ------    --------------    --------    --------    -------    ---------    --------
TOTAL:          417    100,000,040.29      100.00       6.590        356        84.98         647

                                                                             WEIGHTED
                                                                 WEIGHTED    AVERAGE      WEIGHTED
                                      CURRENT        PCT BY      AVERAGE      STATED       AVERAGE     WEIGHTED
                          # OF       PRINCIPAL        CURR        GROSS      REMAINING    COMBINED     AVERAGE
COMBINED ORIGINAL LTV    LOANS        BALANCE       PRIN BAL      COUPON       TERM       ORIG LTV       FICO
---------------------    -----    --------------    --------     --------    ---------    ---------    --------
 0.00 - 49.99                2        247,931.88        0.25        6.325          356        30.37         613
50.00 - 54.99                1        484,059.33        0.48        6.150          358        53.89         653
55.00 - 59.99                4        986,316.33        0.99        6.864          358        56.22         573
60.00 - 64.99                4      1,308,401.52        1.31        6.523          357        60.88         616
65.00 - 69.99                2        284,820.95        0.28        7.082          360        66.13         541
70.00 - 74.99               14      3,335,488.82        3.34        6.514          356        72.61         625
75.00 - 79.99               44     11,725,777.44       11.73        6.404          356        77.27         647
80.00                      112     24,958,137.07       24.96        6.399          357        80.00         655
80.01 - 84.99               22      7,249,358.25        7.25        6.319          355        83.48         621
85.00 - 89.99               50     13,782,846.03       13.78        6.499          357        86.85         637
90.00 - 94.99               74     17,897,889.82       17.90        6.865          357        90.44         655
95.00 - 99.99               33      6,879,121.74        6.88        6.837          356        95.71         652
100.00                      55     10,859,891.11       10.86        6.937          356       100.00         658
---------------------    -----    --------------    --------     --------    ---------    ---------    --------
TOTAL:                     417    100,000,040.29      100.00        6.590          356        84.98         647

                                                                             WEIGHTED
                                                                 WEIGHTED     AVERAGE    WEIGHTED
                                       CURRENT        PCT BY     AVERAGE      STATED     AVERAGE     WEIGHTED
                           # OF       PRINCIPAL        CURR       GROSS      REMAINING   COMBINED    AVERAGE
ORIGINAL TERM (MONTHS)    LOANS        BALANCE       PRIN BAL     COUPON       TERM      ORIG LTV      FICO
----------------------    -----    --------------    --------    --------    --------    --------    -------
360                         417    100,000,040.29      100.00       6.590         356       84.98        647
----------------------    -----    --------------    --------    --------    --------    --------    -------
TOTAL:                      417    100,000,040.29      100.00       6.590         356       84.98        647

    F R I E D M A N              B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       58

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                      WEIGHTED
                                                                         WEIGHTED     AVERAGE     WEIGHTED
                                              CURRENT         PCT BY     AVERAGE      STATED      AVERAGE     WEIGHTED
                                   # OF      PRINCIPAL         CURR       GROSS      REMAINING    COMBINED    AVERAGE
STATED REMAINING TERM (MONTHS)    LOANS       BALANCE        PRIN BAL    COUPON         TERM      ORIG LTV      FICO
------------------------------    -----    --------------    --------    --------    ---------    --------    --------
301 - 360                           417    100,000,040.29      100.00       6.590          356       84.98         647
------------------------------    -----    --------------    --------    --------    ---------    --------    --------
TOTAL:                              417    100,000,040.29      100.00       6.590          356       84.98         647

                                                                  WEIGHTED
                                                      WEIGHTED     AVERAGE     WEIGHTED
                           CURRENT         PCT BY     AVERAGE      STATED       AVERAGE    WEIGHTED
               # OF       PRINCIPAL         CURR       GROSS      REMAINING    COMBINED     AVERAGE
FRM/ARM       LOANS        BALANCE        PRIN BAL     COUPON       TERM       ORIG LTV      FICO
----------    -----    ---------------    --------    --------    ---------    --------    --------
Adjustable      417     100,000,040.29      100.00       6.590          356       84.98         647
----------    -----    ---------------    --------    --------    ---------    --------    --------
TOTAL:          417     100,000,040.29      100.00       6.590          356       84.98         647

                                                                WEIGHTED
                                                   WEIGHTED     AVERAGE      WEIGHTED
                         CURRENT        PCT BY     AVERAGE       STATED       AVERAGE     WEIGHTED
             # OF       PRINCIPAL        CURR       GROSS      REMAINING     COMBINED     AVERAGE
PRODUCT     LOANS        BALANCE       PRIN BAL     COUPON       TERM        ORIG LTV       FICO
--------    -----    --------------    --------    --------    ---------    ----------    --------
ARM 2/28      255     61,132,706.53       61.13       6.686          356         85.07         647
ARM 3/27       97     25,442,197.92       25.44       6.412          356         85.18         649
ARM 5/25       65     13,425,135.84       13.43       6.494          358         84.17         641
--------    -----    --------------    --------    --------    ---------     ---------    --------
TOTAL:        417    100,000,040.29      100.00       6.590          356         84.98         647

                                                                                                 WEIGHTED
                                                                                     WEIGHTED     AVERAGE     WEIGHTED
                                                          CURRENT         PCT BY     AVERAGE      STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL         CURR        GROSS     REMAINING    COMBINED    AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)    LOANS        BALANCE        PRIN BAL     COUPON       TERM       ORIG LTV      FICO
-----------------------------------------    -----    ---------------    --------    --------    ---------    --------    --------
 0                                              42       9,565,738.55        9.57       7.093          357       83.86         652
12                                              43      14,603,307.96       14.60       6.682          356       83.88         649
24                                             128      33,531,496.96       33.53       6.475          356       84.67         653
36                                              87      21,682,959.73       21.68       6.521          356       85.43         644
48                                               2         293,648.74        0.29       7.360          357       96.85         605
60                                             115      20,322,888.35       20.32       6.540          358       86.15         635
-----------------------------------------    -----     --------------    --------    --------    ---------    --------    --------
TOTAL:                                         417     100,000,040.29      100.00       6.590          356       84.98         647

    F R I E D M A N              B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       59

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                  WEIGHTED
                                                     WEIGHTED     AVERAGE      WEIGHTED
                          CURRENT         PCT BY     AVERAGE      STATED        AVERAGE    WEIGHTED
               # OF      PRINCIPAL         CURR       GROSS      REMAINING     COMBINED     AVERAGE
LIEN          LOANS       BALANCE        PRIN BAL     COUPON       TERM        ORIG LTV      FICO
----------    -----    --------------    --------    --------    ----------    --------    --------
First Lien      417    100,000,040.29      100.00       6.590           356       84.98         647
----------    -----    --------------    --------    --------    ----------    --------    --------
TOTAL:          417    100,000,040.29      100.00       6.590           356       84.98         647

                                                                         WEIGHTED
                                                             WEIGHTED    AVERAGE      WEIGHTED
                                   CURRENT        PCT BY     AVERAGE      STATED       AVERAGE    WEIGHTED
                       # OF       PRINCIPAL        CURR       GROSS      REMAINING    COMBINED     AVERAGE
DOCUMENTATION TYPE    LOANS        BALANCE       PRIN BAL     COUPON       TERM       ORIG LTV      FICO
------------------    -----    --------------    --------    --------    ---------    --------    --------
Full Doc                275     58,414,552.65       58.41       6.496          356       87.03         637
SI                      139     40,265,844.12       40.27       6.738          357       81.85         661
Alt Doc                   2      1,010,646.30        1.01       6.256          356       92.34         624
Lite Doc                  1        308,997.22        0.31       6.130          358       80.00         658
------------------    -----    --------------    --------    --------    ---------    --------    --------
TOTAL:                  417    100,000,040.29      100.00       6.590          356       84.98         647

                                                                          WEIGHTED
                                                              WEIGHTED     AVERAGE    WEIGHTED
                                    CURRENT        PCT BY     AVERAGE      STATED      AVERAGE    WEIGHTED
                        # OF       PRINCIPAL        CURR       GROSS      REMAINING   COMBINED    AVERAGE
LOAN PURPOSE           LOANS        BALANCE       PRIN BAL     COUPON       TERM      ORIG LTV      FICO
-------------------    -----    --------------    --------    --------    --------    --------    --------
Cashout Refinance        259     62,446,616.40       62.45       6.532         356       84.92         639
Purchase                 139     33,481,797.97       33.48       6.734         357       84.61         660
Rate/Term Refinance       19      4,071,625.92        4.07       6.306         357       88.92         647
-------------------    -----    --------------    --------    --------    --------    --------    --------
TOTAL:                   417    100,000,040.29      100.00       6.590         356       84.98         647

                                                                             WEIGHTED
                                                                 WEIGHTED     AVERAGE     WEIGHTED
                                       CURRENT        PCT BY     AVERAGE      STATED       AVERAGE    WEIGHTED
                           # OF       PRINCIPAL        CURR       GROSS      REMAINING    COMBINED    AVERAGE
PROPERTY TYPE             LOANS        BALANCE       PRIN BAL     COUPON       TERM       ORIG LTV      FICO
----------------------    -----    --------------    --------    --------    ---------    --------    --------
Single Family Detached      377     90,396,945.41       90.40       6.561          356       84.96         646
Duplex                       18      5,618,588.34        5.62       6.605          356       82.59         649
Condominium                  20      3,792,566.41        3.79       7.191          357       88.38         653
Townhouse                     2        191,940.13        0.19       7.977          356       97.24         613
----------------------    -----    --------------    --------    --------    ---------    --------    --------
TOTAL:                      417    100,000,040.29      100.00       6.590          356       84.98         647

                                                                          WEIGHTED
                                                             WEIGHTED     AVERAGE     WEIGHTED
                                   CURRENT       PCT BY       AVERAGE      STATED      AVERAGE    WEIGHTED
                       # OF       PRINCIPAL       CURR        GROSS      REMAINING    COMBINED    AVERAGE
OCCUPANCY TYPE        LOANS        BALANCE       PRIN BAL     COUPON        TERM      ORIG LTV      FICO
------------------    -----    --------------    --------    --------    ---------    --------    --------
Owner-Occupied          410     98,342,780.77       98.34       6.582          356       85.12         646
Non-Owner Occupied        7      1,657,259.52        1.66       7.059          356       76.31         667
------------------    -----    --------------    --------    --------    ---------    --------    --------
TOTAL:                  417    100,000,040.29      100.00       6.590          356       84.98         647

   F R I E D M A N              B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       60

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                         WEIGHTED
                                                              WEIGHTED    AVERAGE    WEIGHTED
                                     CURRENT       PCT BY     AVERAGE     STATED     AVERAGE     WEIGHTED
                       # OF         PRINCIPAL       CURR       GROSS     REMAINING   COMBINED    AVERAGE
STATE                 LOANS          BALANCE      PRIN BAL     COUPON      TERM      ORIG LTV      FICO
-----                 -----      --------------   --------   ---------   ---------   --------    --------
New York                 44       16,082,243.29      16.08       6.603         357      82.51         642
California               35       13,567,825.53      13.57       6.261         355      83.19         652
Florida                  49       10,261,769.89      10.26       6.962         357      84.86         637
Michigan                 46        8,045,318.02       8.05       6.845         357      83.43         651
New Jersey               19        5,656,315.54       5.66       6.394         357      89.65         659
Massachusetts            17        5,479,225.16       5.48       6.375         357      85.40         640
Virginia                 25        5,401,194.53       5.40       6.608         357      84.21         629
Maryland                 18        4,291,279.93       4.29       6.270         356      87.88         648
Ohio                     20        3,210,555.90       3.21       6.567         357      90.93         637
Georgia                  18        3,148,440.27       3.15       6.751         357      90.82         663
Nevada                    9        2,966,562.83       2.97       6.162         356      81.01         671
Illinois                 15        2,862,527.95       2.86       6.839         357      82.70         641
Indiana                  16        2,289,520.94       2.29       6.619         357      85.53         627
Minnesota                 9        2,204,901.43       2.20       6.575         357      88.92         675
North Carolina           10        1,974,036.84       1.97       6.302         356      80.68         676
Connecticut               7        1,922,826.09       1.92       6.392         358      85.37         649
Rhode Island              6        1,394,142.11       1.39       6.854         356      84.67         622
Pennsylvania              7        1,384,401.92       1.38       6.425         356      84.45         640
Missouri                  7        1,052,417.63       1.05       7.210         358      91.81         632
Utah                      4          995,730.94       1.00       6.149         356      85.76         682
Alabama                   6          944,692.69       0.94       7.123         356      84.73         638
Tennessee                 4          810,561.97       0.81       7.067         359      83.63         660
Wisconsin                 5          752,868.29       0.75       6.837         357      83.45         626
Kentucky                  6          664,637.11       0.66       7.173         357      89.80         644
Arizona                   5          612,133.36       0.61       6.747         357      84.05         611
Kansas                    3          442,376.95       0.44       7.615         357      95.59         651
Arkansas                  1          417,408.06       0.42       7.750         358      89.89         603
South Carolina            2          328,777.16       0.33       7.324         356      86.14         655
Texas                     1          252,095.34       0.25       6.600         356     100.00         709
Maine                     1          247,500.00       0.25       6.250         360      90.00         625
New Mexico                1          170,701.81       0.17       6.700         358      90.00         753
Oregon                    1          165,050.81       0.17       6.540         359      79.42         650
-----                 -----      --------------   --------   ---------   ---------   --------    --------
TOTAL:                  417      100,000,040.29     100.00       6.590         356      84.98         647

               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                          WEIGHTED
                                                             WEIGHTED     AVERAGE    WEIGHTED
                                    CURRENT        PCT BY    AVERAGE       STATED    AVERAGE     WEIGHTED
                      # OF         PRINCIPAL        CURR      GROSS      REMAINING   COMBINED     AVERAGE
GROSS MARGIN         LOANS          BALANCE       PRIN BAL    COUPON        TERM     ORIG LTV      FICO
------------         -----      --------------    --------  ---------    ---------   --------    --------
2.500 - 2.999            4        1,298,701.03        1.30      6.087          359      72.19         624
3.000 - 3.499            1          427,627.15        0.43      6.690          359      93.04         677
4.000 - 4.499            2          563,104.10        0.56      5.542          356      82.58         624
4.500 - 4.999           12        3,349,373.50        3.35      5.534          356      79.08         667
5.000 - 5.499           41       11,067,220.78       11.07      5.686          356      81.72         650
5.500 - 5.999           87       23,554,293.98       23.55      6.012          355      85.29         661
6.000 - 6.499           79       16,298,196.91       16.30      6.557          357      85.44         655
6.500 - 6.999           80       19,954,367.21       19.95      7.063          357      87.18         642
7.000 - 7.499           40        7,654,351.05        7.65      7.529          357      87.39         625
7.500 - 7.999           55       12,870,069.62       12.87      7.142          357      83.86         626
8.000 - 8.499           10        1,453,776.69        1.45      7.854          357      89.93         629
8.500 - 8.999            5        1,014,214.89        1.01      8.582          357      82.77         573
9.000 - 9.499            1          494,743.38        0.49      9.250          359      90.00         781
------------         -----      --------------    --------  ---------    ---------   --------    --------
TOTAL:                 417      100,000,040.29      100.00      6.590          356      84.98         647

                                                                            WEIGHTED
                                                                 WEIGHTED    AVERAGE   WEIGHTED
                                           CURRENT      PCT BY    AVERAGE     STATED   AVERAGE   WEIGHTED
                               # OF       PRINCIPAL      CURR     GROSS     REMAINING  COMBINED   AVERAGE
MINIMUM INTEREST RATE         LOANS        BALANCE     PRIN BAL   COUPON       TERM    ORIG LTV    FICO
---------------------         -----    --------------  --------  --------   ---------  --------  --------
4.500 - 4.999                     3        637,200.23      0.64     4.971         355     67.35       631
5.000 - 5.499                    18      6,095,063.82      6.10     5.361         355     82.61       649
5.500 - 5.999                    97     26,642,458.08     26.64     5.881         355     85.17       660
6.000 - 6.499                    67     15,553,358.74     15.55     6.334         357     81.19       652
6.500 - 6.999                    96     22,213,844.49     22.21     6.857         357     87.89       653
7.000 - 7.499                    46     10,240,457.72     10.24     7.340         357     83.89       632
7.500 - 7.999                    67     14,901,783.97     14.90     7.262         357     85.51       623
8.000 - 8.499                    11      1,638,863.68      1.64     8.334         358     88.94       598
8.500 - 8.999                    10      1,522,360.41      1.52     8.867         357     91.17       587
9.000+                            2        554,649.15      0.55     9.249         359     88.92       763
---------------------         -----    --------------  --------  --------   ---------  --------  --------
TOTAL:                          417    100,000,040.29    100.00     6.590         356     84.98       647

               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                            WEIGHTED
                                                                 WEIGHTED    AVERAGE   WEIGHTED
                                           CURRENT      PCT BY    AVERAGE     STATED   AVERAGE   WEIGHTED
                               # OF       PRINCIPAL      CURR      GROSS    REMAINING  COMBINED   AVERAGE
MAXIMUM INTEREST RATE         LOANS        BALANCE     PRIN BAL    COUPON     TERM     ORIG LTV    FICO
---------------------         -----    --------------  --------  --------   ---------  --------  --------
10.500 - 10.999                   2        477,705.17      0.48     4.631         354     63.13       646
11.000 - 11.499                  14      5,142,703.96      5.14     5.323         356     82.47       650
11.500 - 11.999                  71     20,404,578.30     20.40     5.854         356     86.59       667
12.000 - 12.499                  44     10,556,519.05     10.56     6.198         357     81.13       651
12.500 - 12.999                 110     25,871,054.02     25.87     6.488         356     86.31       648
13.000 - 13.499                  59     12,494,714.97     12.49     6.859         357     84.15       644
13.500 - 13.999                  63     12,951,862.12     12.95     7.409         357     85.79       632
14.000 - 14.499                  24      5,716,043.08      5.72     7.621         357     83.24       629
14.500 - 14.999                  15      2,766,454.79      2.77     8.167         357     89.63       611
15.000+                          15      3,618,404.83      3.62     7.982         358     83.16       624
---------------------         -----    --------------  --------  --------  ---------  --------  --------
TOTAL:                          417    100,000,040.29    100.00     6.590         356     84.98       647

                                                                            WEIGHTED
                                                                  WEIGHTED   AVERAGE   WEIGHTED
                                             CURRENT      PCT BY   AVERAGE    STATED   AVERAGE   WEIGHTED
                                  # OF      PRINCIPAL      CURR    GROSS    REMAINING  COMBINED   AVERAGE
INITIAL PERIODIC RATE CAP        LOANS       BALANCE     PRIN BAL  COUPON      TERM    ORIG LTV    FICO
-------------------------        -----   --------------  -------- --------  ---------  --------  --------
3.000                              417   100,000,040.29    100.00    6.590        356     84.98       647
-------------------------        -----   --------------  -------- --------  ---------  --------  --------
TOTAL:                             417   100,000,040.29    100.00    6.590        356     84.98       647

                                                                             WEIGHTED
                                                                   WEIGHTED   AVERAGE   WEIGHTED
                                              CURRENT      PCT BY   AVERAGE   STATED    AVERAGE   WEIGHTED
                                    # OF     PRINCIPAL      CURR    GROSS    REMAINING  COMBINED   AVERAGE
SUBSEQUENT PERIODIC RATE CAP       LOANS      BALANCE     PRIN BAL  COUPON     TERM     ORIG LTV    FICO
----------------------------       -----  --------------  -------- --------  ---------  --------  --------
1.000                                387   90,979,137.38     90.98    6.630        357     85.22       648
1.500                                 21    5,254,332.01      5.25    6.513        357     83.23       637
2.000                                  9    3,766,570.90      3.77    5.727        353     81.65       631
----------------------------       -----  --------------  -------- --------  ---------  --------  --------
TOTAL:                               417  100,000,040.29    100.00    6.590        356     84.98       647

               F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------